                                                                    Exhibit 10.7


--------------------------------------------------------------------------------


                                LEASE AGREEMENT

                                    between

                                NESTLE USA, INC.
                                 (as Landlord)


                                      and


                              TRIMARK SECURITIES


                         Dated:  As of March 20, 1996


--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
                               -----------------

  1.  Definitions                                                          4

  2.  Leasing of the Leased Premises                                      14

  3.  Rent and Additional Charges                                         14

  4.  Common Areas                                                        19

  5.  Services and Utilities                                              20

  6.  Use of Leased Premises                                              25

  7.  Care of Leased Premises                                             29

  8.  Rules and Regulations                                               30

  9.  Alterations                                                         30

 10.  Tenant's Signs                                                      35

 11.  Tenant's Insurance                                                  36

 12.  Landlord's Insurance                                                38

 13.  Damage by Fire or Other Casualty                                    39

 14.  Condemnation                                                        42

 15.  Assignment and Subletting                                           43

 16.  Default Provisions                                                  46

 17.  Intentionally Deleted                                               49

 18.  Bankruptcy Termination Provision                                    50

 19.  Landlord May Perform Tenant's Obligations                           50

 20.  Subordination                                                       51

21.  Attornment                                                           53

22.  Quiet Enjoyment                                                      54

23.  Landlord's Right of Access to Leased Premises                        54

24.  Limitation on Landlord's Liability                                   55

25.  Estoppel Certificates                                                56

26.  Surrender of Leased Premises                                         57

27.  Holding Over                                                         57

28.  Arbitration                                                          58

29.  Parking                                                              58

30.  Transfer of Landlord's Interest                                      59

31.  Leasing Commissions                                                  59

32.  Renewal Option                                                       59

33.  Termination Option                                                   61

34.  Right of First Offer                                                 62

35.  General Provisions                                                   64

EXHIBITS

A    Floor Plan of the Leased Premises
B    Description of the Land
C    Rules and Regulations
D    Cleaning Specifications

                                LEASE AGREEMENT

     THIS LEASE AGREEMENT is made as of this 20th day of March, 1996, by and
                                             ----
between Nestle USA, INC., a Delaware corporation having an address at 100 Manhattanville Road, Purchase, New York 10577 ("Landlord"), and TRIMARK SECURITIES, a New York corporation having an address at 10 New King Street, White Plains, NY 10604 ("Tenant").


                                  WITNESSETH:

     WHEREAS, Landlord desires to lease the Leased Premises (as hereinafter defined) to Tenant on the terms, covenants and conditions hereinafter set forth; and

     WHEREAS, Tenant desires to lease the Leased Premises from Landlord on the terms, covenants and conditions hereinafter set forth;

     NOW, THEREFORE, the parties hereto, for themselves, their successors and assigns, hereby covenant and agree as follows:

     1.  Definitions.
         -----------

     (a) General Interpretive Principles. For purposes of this Lease, except as
         -------------------------------
otherwise expressly provided herein or unless the context otherwise requires,
(i) the terms defined in this Section have the meanings assigned to them in this Section and include the plural as well as the singular, and the use of any gender herein includes the other gender; (ii) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles; (iii) references herein to "Sections", "subsections", "paragraphs" and other subdivisions without reference to a document are to designated Sections, subsections, paragraphs and other subdivisions of this Lease; (iv) a reference to a subsection without further reference to a Section is a reference to such subsection as contained in the same Section in which the reference appears, and this rule also applies to paragraphs and other subdivisions; (v) the words "herein", "hereof', "hereunder" and other words of similar import refer to this Lease a whole and not to any particular provision; and (vi) the word "including" means "including, but not limited to."

     (b) Definitions. As used in this Lease, the following words and phrases
         -----------
have the following meanings:

         Additional Charges: All amounts payable by Tenant to Landlord under
         ------------------
     this Lease other than Basic Rent. All Additional Charges shall be deemed to be additional rent and all remedies applicable to the nonpayment of Basic Rent shall be applicable to the nonpayment of Additional Charges.

     Additional Insured: Landlord's management agent for the Building, if any.
     ------------------

     Affiliate: When used with respect to a Person, any corporation,
     ---------
partnership, joint venture, trust or individual controlled by, under common control with, or which controls such Person (the term "control" for these purposes shall mean the ability, whether by the ownership of shares or other equity interests, by contract or otherwise, to elect a majority of the directors of a corporation, to make management decisions on behalf of, or independently to select the managing partner of, a partnership, or otherwise to have the power independently to remove and then select a majority of those individuals exercising managerial authority over an entity, and control shall be conclusively presumed in the case of the ownership of fifty percent (50%) or more of the equity interests).

     Alterations: Any alterations, installations, improvements, additions,
     -----------
renovations or physical changes made by Tenant to the Leased Premises before or after the Lease Commencement Date.

     Bank: Citibank, N.A., or its successor.
     ----

     Base Rate: The base rate of interest from time to time established and
     ---------
publicly announced by the Bank, in its sole discretion, as its then applicable base rate of interest to be used in determining actual interest rates to be charged to certain of its borrowers (or, if more than one base rate of interest is publicly announced, the highest base rate of interest), said base rate to change from time to time as and when the change is announced as being effective. If the Bank ceases publicly to announce its base rate of interest, Landlord shall have the right to substitute the base rate of interest publicly announced by Chemical Bank or its successor and, if Chemical Bank or its successor ceases to announce its base rate of interest publicly, Landlord shall have the right to substitute another bank, subject to the reasonable approval of Tenant, whose base rate shall be used.

     Real Estate Tax Base: The amount of Real Estate Taxes assessed for the 1996
     --------------------
tax year.

     Base Rent: For each Lease Year, an amount equal to the product obtained by
     ---------
multiplying the Rentable Area by the Rent per Square Foot for such Lease Year. Annual Base Rent shall be $280,980.00, payable in monthly installments of $23,415.00 for the period commencing with the Rent Commencement Date through the fifth (5th) anniversary thereof. From the sixth (6th) through tenth
(10th) anniversary of the Rent Commencement Date, annual Base Rent shall be $309,078.00, payable in monthly installments of $25,756.50. From the eleventh
(11th) through the fifteenth (15th) anniversary of the Rent Commencement Date, annual Base Rent shall be $365,274.00, payable in monthly installments of $30,439.50.

     Building: The existing office building located on the Land, which has a
     --------
mailing address of 100 Manhattanville Road, Purchase, New York 10577.

     Building Rentable Area: The total rentable area of the Building, which, on
     ----------------------
the date hereof, is represented by Landlord to be 279,180 square feet.

     Business Days: All days except Saturdays, Sundays and Legal Holidays.
     -------------

     Common Areas: All area, spaces and improvements within the Building and on
     ------------
the Land which are provided by Landlord, without a separate charge, for the nonexclusive convenience and use of the tenants of the Building and their agents, employees and invitees, including the Building's cafeteria, public elevators, public lobbies, public corridors, public stairways and public stairwells, public corridor restrooms, truck loading areas and public entrances and exits designated by Landlord for ingress to and egress from the Building.

     Cooperating Broker: Jones Lang Wootton USA
     ------------------

     Default Interest Rate: A rate per annum equal to the lesser of (i) the sum
     ---------------------
of (x) the Base Rate and (y) two percent (2%), or (ii) the maximum rate of interest chargeable under applicable law, if any, with respect to the applicable payment.

     Event of Default: Any of the events set forth in Section 16(a) as an event
     ----------------
of default.

     First-Class Office Building: A first-class institutional office building
     ---------------------------
(other than the Building) in the Westchester County, New York area.

     Governmental Authority: Any (i) government, municipality or political
     ----------------------
subdivision thereof, (ii) governmental or quasi-governmental agency, authority, board, bureau, commission, department, instrumentality or public body, (iii) court, administrative tribunal or public utility or (iv) central bank or comparable authority.

     HVAC Zones: Each of the heating, ventilating and air conditioning zones of
     ----------
the Building, as indicated on the plans entitled Nestle Foods Corporate Headquarters, Centre at Purchase, HVAC Plan, prepared by Design Collaborative Inc., dated December 6, 1985.

     Initial After-Hours HVAC Rate: $12.00 per hour per HVAC Zone or portion of
     -----------------------------
an HVAC Zone for which after-hours heating, ventilating and air conditioning is requested by Tenant.

     Initial Calendar Year: The calendar year in which the Operating Expense
     ---------------------
Commencement Date occurs.

     Insurance Requirements: The usual and customary provisions and requirements
     ----------------------
of all policies of fire, property damage and liability insurance from time to time maintained by Landlord, and all rules and regulations promulgated by any Board of Fire Insurance Underwriters or fire insurance rating organization, applicable from time to time to the Building, the Land or the Parking Spaces.

     Land: The parcel of real property described in Exhibit B to this Lease.
     ----

     Landlord: The landlord named herein and any subsequent owner of lessee,
     --------
from time to time, of Landlord's interest in the Land and/or the Building during the period of such owner's or lessee's ownership.

     Landlord's Notice Address: Nestle USA, Inc., 100 Manhattanville Road,
     -------------------------
Purchase, New York 10577, Attention: Director-Corporate Facilities.

     Landlord's Work: The work described in Section 9(g) herein.
     ---------------

     Lease: This Lease Agreement, as amended from time to time, and all
     -----
Exhibits, Riders and Addenda attached hereto.

     Lease Commencement Date: The date on which both Landlord and Tenant shall
     -----------------------
have executed and unconditionally delivered to the other party hereto a copy of this Lease, and Landlord shall have delivered possession of the Leased Premises to Tenant upon completion of Landlord's Work as provided herein. Access shall be available earlier for Tenant's professionals to review the Leased Premises.

     Lease Year: The period commencing on the Lease Commencement Date and ending
     ----------
on the last day of the calendar month in which occurs the first anniversary of the Lease Commencement Date, and each twelve (12) month period thereafter commencing on the first day after the end of the immediately preceding Lease Year, except that the last Lease Year shall end on the last day of the Term.

     Lease Premises: The area located on the first floor of the East wing of the
     --------------
Building as such area is outlined on the floor plan attached as Exhibit A to this Lease.

     Leasing Broker: Edward S. Gordon Company, Inc.
     --------------

     Legal Holidays:  New Years Day, Independence Day, Labor Day, Thanksgiving
     --------------
Day, the day after Thanksgiving Day, Christmas Day, the days on which President's Day and Memorial Day are observed and those holidays designated by an Executive Order of the President of the United States or by Act of Congress and agreed upon by Landlord and Tenant.

     Legal Requirements: All laws, statutes, ordinances, orders, rules,
     ------------------
regulations and requirements, including all mandatory energy conservation requirements applicable to the Building, of all federal, state and municipal governments, and the appropriate agencies, officers, departments, boards and commissions thereof, whether now or hereafter in force, applicable to the Land, the Building and the Parking Spaces or any part thereof; all applicable local, State and Federal laws and regulations relating to the use on, storage in, and the removal from, the Land and/or the Building of hazardous or toxic material, petrochemical products or asbestos or products containing asbestos; and all covenants, conditions and restrictions of record affecting the use or occupancy of the Building.

     Operating Expense Base: The Operating Expenses for the calendar year 1996.
     ----------------------

     Operating Expense Commencement Date: January 1, 1997.
     -----------------------------------

     Operating Expense Increases: Subsequent to the Operating Expense
     ---------------------------
Commencement Date and each calendar year thereafter ending within the Term and for the calendar year which includes the last day of the Term, an amount equal to Tenant's Proportionate Share of the excess of (x) the Operating Expenses for such calendar year over (u) the Operating Expense Base.

     Operating Expenses: The aggregate of all reasonable costs and expenses
     ------------------
incurred on an accrual basis by Landlord, without duplication, in connection with the management, operation, maintenance, repair, cleaning, safety and administration of the Leased Premises, the Building, the Land and the Parking

Spaces in accordance with this Lease, including employees' wages, salaries, welfare and pension benefits and other fringe benefits; payroll taxes; telephone service utilizing the Building's telephone system; costs associated with the periodic painting, staining and refinishing of the walls, floors, trim and furniture in Common Areas; exterminating services; detection and security services; sewer rents and charges; premiums for property, liability, rent, workmen's compensation, sprinkler; water damage and other insurance; repairs and maintenance; building supplies; uniforms and dry cleaning; snow removal; the cost of obtaining and providing electricity, water and other public utilities to the Common Areas; trash removal; janitorial and cleaning supplies; janitorial and cleaning services; landscaping maintenance; window cleaning; the costs of cleaning, maintaining and insuring any artwork displayed in the Common Areas; service contracts for the maintenance of elevators, boilers, heating, ventilation and air conditioning equipment and other mechanical, plumbing and electrical equipment; the cost of providing heating, ventilating and air conditioning; fees for all licenses and permits required for the ownership and operation of the Land, the Building and the Parking Spaces; business license fees and taxes, including those based on Landlord's rental income from the Building (other than income, franchise and similar taxes); sales and use taxes payable in connection with tangible personal property and services purchased for the management, operating, maintenance, repair, cleaning, safety and administration of the Land, the Building and the Parking Spaces; legal fees; accounting fees relating to the determination of Operating Expenses and Operating Expense Increases and the preparation of statements required by tenants' leases; management fees, whether or not paid to any Person having an interest in or under common ownership with Landlord (provided such fees shall not exceed the reasonable rates charged for class A office buildings similar to the Building) and, if there is no manager employed by Landlord, an amount equal to a fair market management fee, which shall be included in the Operating Expense Base; fees for the purchase, Installation and maintenance of indoor plants in the Common Areas; fees arid expenses under service contracts for the maintenance of indoor plants in the Common Areas; expenses in connection with the purchase and installation of additional landscaping not included in the original landscaping plan for the Building and replacement or substitute landscaping; and all other expenses now or hereafter reasonably incurred in connection with the operation, maintenance and management of the Land, the Building and the parking Spaces in a manner comparable to that of other First-Class Office Buildings. If Landlord makes an expenditure for a capital improvement to the Land, the Building or the Parking Spaces, either (i) to reduce Operating Expenses (whether by installing energy conservation or labor-saving devices or otherwise) or (ii) to comply with mandated Legal Requirements (including Legal Requirements applicable to the Building subsequent to the date hereof), and if, under generally accepted accounting principles, such expenditure is not a current expense, the cost thereof shall be amortized over a period equal to the useful life of such improvement, determined in accordance with generally accepted accounting principles, and the amortized cost allocated to each calendar year during the Term, together with an imputed interest amount calculated on the unamortized portion thereof using an interest rate which is two percent (2%) above the Base Rate at the time of the expenditure, shall be treated as an Operating Expense. Except as provided in the preceding sentence, capital expenditures shall not be included in Operating Expenses. Amounts payable by tenants of the Building for (A) after-hours heating or air-conditioning, (B) use of the Building's cafeteria for special events, (C) excess electrical usage, (D) recoveries of expenses and other separate charges made to tenants of the Building for special services and (E), to the extent that Operating Expenses include the cost of any repair or reconstruction work, the amount of any insurance recoveries (net of the costs of collection), all determined on an accrual basis, shall be credited against Operating Expenses in computing the amount thereof to the extent the expenses relating to the same were originally included in the calculation of Operating Expenses. Operating Expenses shall not include Real Estate Taxes, financing or mortgage costs; depreciation expenses; the cost of advertising vacant space or other Building promotions; cafeteria food service operation costs, exclusive of utilities, maintenance and cleaning of the cafeteria; leasing commissions; executive salaries; the cost of tenant improvements; ground rent; legal fees for leasing vacant space in the Building or enforcing Landlord's rights under leases with tenants for space in the Building (including legal fees and court costs); legal and other professional fees, interest and penalties arising from or in connection with Landlord's failure to perform any of its obligations in a timely manner. Operating Expenses are subject to adjustment as provided in Section 3(d). Operating Expenses shall also not include Real Estate Taxes or any sum in lieu thereof; the cost of any judgment, settlement or arbitration award resulting from any tort liability; all expenses for which Landlord has received any reimbursement to the extent of such reimbursement; any costs for sculptures, painting and other objects of art located within the Building, excluding the costs of maintaining, cleaning and insuring such objects in the Common Areas of the Building; the costs of any repair or work made by Landlord pursuant to or as a result of condemnation or casualty; the cost of installing, operating and maintaining any specialty facility, such as an observatory, broadcasting facilities, athletic or recreational club; expenses incurred in connection with services or other benefits of a type which are not offered to Tenant but are provided to other tenants or occupants of the Building; the cost of supplying and installing any separate electric meter Landlord may require of other tenants in the Building and the costs of electricity furnished to the other tenants of the Building; and any compensation paid to clerks, attendants or other persons in commercial concessions operated by Landlord.

            Parking Spaces: Four (4) undesignated parking spaces for each 1,000
            --------------
     rentable square feet of Rentable Area (rounded to the nearest whole digit), which shall be located in the parking lots situated on the Land (other than visitor parking spaces designated by Landlord, by the placement of a sign or signs or otherwise, as reserved for other tenants of or visitors to the Building). Landlord shall designate five (5) reserved, covered parking spaces for Tenant's usage.

            Person: A natural person, a partnership, a corporation and any other
            ------
     form of business or legal association or entity.

            Real Estate Tax Increase: Subsequent to the Operating Expense
            ------------------------
     Commencement Date, each Tax Year thereafter ending within the Term and the Tax Year which includes the last day of the Term, an amount equal to Tenant's Proportionate Share of the excess of (x) the Real Estate Taxes for such Tax Year over (y) the Real Estate Tax Base Amount.

            Real Estate Taxes: All taxes, assessments, vault rentals, and other
            -----------------
     charges, if any, general, special or otherwise, including all assessments for schools, public betterments and general or local improvements, levied or assessed upon or with respect to the ownership of and/or all other taxable interests in the Building the Land and the Parking Spaces imposed by any public or quasi-public authority having jurisdiction and personal property taxes levied or assessed on Landlord's personal property used in connection with the management, operation, maintenance, repair, cleaning, safety and administration of the Land, the Building and the Parking Spaces. Except for taxes, fees, charges and impositions described in the next succeeding sentence, Real Estate Taxes shall not include any federal or state estate or inheritance taxes or taxes on income or any penalty or interest attributable to any nonpayment or late payment of Real Estate Taxes by Landlord (unless such nonpayment or late payment is a result of Tenant's nonpayment or late payment of the applicable Real Estate Tax Increase). If at any time during the Term the methods of taxation shall be altered so that in addition to or in lieu of or as a substitute for the whole or any part of any Real Estate Taxes levied, assessed or imposed there shall be levied, assessed or imposed (i) a tax, license fee, excise or other charge on the rents received by Landlord, or (ii) any other type of tax or other imposition in lieu of, or as a substitute for, or in addition to, the whole or any portion of any Real Estate Taxes, then the same shall be included as Real Estate Taxes. In the event all or any portion of any increase in the assessed valuation of the Building is a result of any improvements constructed by another tenant leasing space in the Building (the determination of whether all or any portion of any such increase is solely and directly a result of the construction of any such improvements being in Landlord's reasonable discretion), or as a result of additional tenants occupying the Building, then for so long as such increase is in effect, Real Estate Taxes shall be calculated by multiplying the tax rate for the applicable Tax Year by the assessed valuation that would have applied in the absence of any such increase (or any portion of such increase to the extent only a portion of the increase is solely and directly attributable to such improvements) due to such improvements, or such increase in occupancy. A tax bill or true copy thereof, together with any explanatory or detailed statement of the area or property covered thereby, submitted by Landlord to Tenant shall be conclusive evidence of the amount of taxes assessed or levied, as well as of the items taxed. If any real property tax or assessment levied against the land, buildings or improvements covered thereby or the rents reserved therefrom shall be evidenced by improvement or other bonds, or in other form, which may be paid in annual installments, only the amount paid or payable in any Tax Year, including she interest, if any, thereon, shall be included as Real Estate Taxes for that Tax Year.

            Rent Commencement Date: December 15, 1996.
            ----------------------

            Rent per Square Foot: Subject to any adjustment in rental periods
            --------------------
     occasioned by delays in completion of Landlord's Work, Twenty Dollars ($20.00) per annum per rentable square foot of space in the Leased Premises for the period from December 15, 1996 to December 14, 2001, inclusive; Twenty-Two Dollars ($22.00) per annum per rentable square foot of space in the Leased Premises for the period from December 15, 2001 to December 14, 2006, inclusive; and Twenty-Six Dollars ($26.00) per annum per rentable square foot of space in the Leased Premises for the period from December 15, 2006 to December 14, 2011, inclusive.

            Rentable Area: The rentable area of the Leased Premises, which, on
            -------------
     the date hereof, is agreed to be approximately 14,049 square feet on the first floor of the East and West Wings of the Building.

            Rules and Regulations: The rules and regulations in effect for
            ---------------------
     tenants of the Building as of the date of this Lease, as modified from time to time by Landlord pursuant to Section 8, and will apply to all tenants in the Building.

            Security Deposit: Seventy Thousand Two Hundred Forty-Five Dollars
            ----------------
     ($70,245.00) representing an amount equal to three (3) months Basic Rent, as security for the full and faithful performance by Tenant of each and every term, covenant, and condition of this Lease, which Tenant shall deposit with Landlord upon execution of this Lease. In the event that Tenant defaults beyond any applicable grace or notice periods in any of the terms, provisions, covenants, and conditions of this Lease, including but not limited to payment of any rent or additional charges, Landlord may use, apply, or retain the whole or any part of the Security Deposit for the payment of any such sum in default, or for any other sum which Landlord may expend or be required to expend by reason of Tenant's default, including any damages or deficiencies in the reletting of the Leased Premises, whether such damage or deficiency may occur before or after some repossession proceeding or other reentry by Landlord. In the event that Tenant shall fully and faithfully comply with all the terms and conditions of this Lease, the Security Deposit or any balance thereof, together with interest therein, shall be returned to Tenant after expiration of the Term. The Landlord shall deposit the aforesaid Security Deposit in an interest bearing account, which interest shall accrue to the benefit of Tenant. If the Landlord utilizes any of the Security Deposit in curing a default on the part of Tenant, Tenant shall immediately pay Landlord the amount necessary to restore the Security Deposit to its original amount. Tenant shall have the right to substitute the cash Security Deposit with a letter of credit subject to Landlord's approval within thirty (30) days following submission of the form and terms of such letter of credit.

            The Security Deposit shall not be deemed or construed to be an advance payment of rent for any month of the Term.

            Taking: A taking of property, or any interest therein or right
            ------
     appurtenant or accruing thereto, by condemnation or eminent domain or by action or proceeding, or agreement in lieu thereof, pursuant to governmental authority.

            Tax Year: Each period of twelve (12) consecutive months, commencing
            --------
     on the first day of January of each such period in which occurs any part of the Term.

            Tenant: The tenant named herein and any permitted assignee under
            ------
     Section 15.

            Tenant's Associates: Tenant's agents, employees, invitees,
            -------------------
     licensees, customers and clients, and guests or contractors of any of the foregoing.

            Tenant's Billing Address: 100 Manhattanville Road, Purchase, New
            ------------------------
     York 10577, Attention: Director, Facility Services.

            Tenant's Notice Address: 10 New King Street, White Plains, NY 10604
            -----------------------
     Attention: Steve Steinman (before the Lease Commencement Date), or 100 Manhattanville Road, Purchase, New York 10577, Attention: Steve Steinman (after the Lease Commencement Date, with a copy to Snyder & Snyder, 6 Avery Court, White Plains, NY 10604).

            Tenant's Personal Property: All furniture, furnishings, business
            --------------------------
     machines, trade fixtures, equipment and other moveable property installed in the Leased Premises by or at the expense of Tenant.

            Tenant's Proportionate Share: The percentage (rounded off to two (2)
            ----------------------------
     decimal points) from time to time which the Rentable Area is of the Building Rentable Area, which is agreed to be 5.03% and shall remain
                                                   -----
     constant unless the Rentable Area or the Common Areas is adjusted pursuant to the provisions hereof.

            Term: The period commencing on the Lease Commencement Date and
            ----
     ending on December 14, 2011, but in any event the Term shall end on any date when this Lease is otherwise terminated pursuant to the terms hereof.

            Unavoidable Delays: Delays caused by strikes, acts of God, lockouts,
            ------------------
     labor difficulties, riots, explosions, sabotage, accidents, shortages or inability to obtain labor or materials, Legal Requirements, governmental restrictions, enemy action, civil commotion, fire or other casualty or similar causes beyond the reasonable control of Landlord.

     2.     Leasing of the Leased Premises.
            ------------------------------

      Subject to the terms of this Lease, Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the Leased Premises, for the Term, except that Landlord reserves the use of and Tenant shall have no right in or to (a) the exterior surfaces of all perimeter walls of the Building, (b) the roof of the Building, except as otherwise provided herein, or (c) the air space above the Building.

     3.     Rent and Additional Charges.
            ---------------------------

     (a)    Payment of Rent and Additional Charges. Tenant shall pay the Base
            --------------------------------------
Rent for each Lease Year in equal monthly installments in advance, commencing on the Rent Commencement Date and thereafter on the first day of each month during the Term. If the Rent Commencement Date is not the first day of a month, Base Rent for the month in which the Rent Commencement Date occurs shall be pro-rated on the basis of the number of days in the month before and after the Rent Commencement Date. Landlord acknowledges receipt of the Security Deposit. The Base Rent and all Additional Charges shall be paid promptly when due, in lawful money of the United States, without notice or demand and without deduction, diminution, abatement, counterclaim or setoff of any amount or for any reason whatsoever, except as otherwise expressly provided in subsection (b) and in Sections 5(j), 13(b) and 14(a) or otherwise herein, to Landlord at Landlord's Notice Address or at such other address or to such other Person (including a successor to Landlord's interest in the Building) as Landlord may from time to time designate. Such payment shall be sent by check of Tenant. If Landlord shall maintain an office in the Building and Tenant shall make payments by check, any such payment may be delivered by Tenant to Landlord's representative at the Building. Landlord shall not be required to accept the check of any other Person, and any check received by Landlord shall be deemed received subject to collection. If any check is mailed by Tenant, Tenant shall post such check in sufficient time prior to the date when payment is due so that such check will be received by Landlord on or before the date when payment is due. Tenant shall assume the risk of lateness or failure of the mails, and no lateness or failure of the mails will excuse Tenant from its obligation to make the payment in question when required under this Lease. If, during any Lease Year, Landlord receives two (2) or more checks from Tenant which are returned by Tenant's banks for insufficient funds or are otherwise returned unpaid, Tenant agrees that all checks thereafter shall be either banks, certified or cashiers' checks. All bank service charges resulting from any such returned checks shall be borne by Tenant.

     (b)    Payment of Operating Expense Increases. Tenant shall pay, as
            --------------------------------------
additional rent, Operating Expense Increases for each calendar year, commencing on the Operating Expense Commencement Date. Operating Expense Increases, if any, for the Initial Calendar Year and each subsequent calendar year during the Term shall be paid in arrears as provided below. Landlord shall make a reasonable estimate of Tenant's Operating Expense Increases for each calendar year commencing with the Initial Calendar Year (based on the Operating Expenses for the preceding calendar year and anticipated increases in Operating Expenses for the current calendar year). Tenant shall pay to Landlord a properly pro-rated share of the estimated amount of Tenant's Operating Expense Increases for each calendar year, in advance on the first day of each month, beginning on the later of (i) the Operating Expense Commencement Date or (ii) thirty (30) days after receipt of Landlord's estimate of the Operating Expense Increases. If Landlord's estimate of Tenant's Operating Expense Increases for any calendar year is not received by Tenant on or before January 1 of the calendar year, Tenant shall continue to pay the monthly installments of Operating Expense Increases at the rate established for the immediately preceding calendar year until Tenant receives a new estimate for the calendar year. Landlord's estimate of Tenant's Operating Expense will include a breakdown of amounts for basic categories of Operating Expense Increases. Landlord shall have the right to amend any estimate of Tenant's Operating Expense Increases from time to time (but no more than twice a year), upon delivery to Tenant of an amended estimate. Within thirty
(30) days after receipt of a new or amended estimate of Operating Expense Increases for the calendar year, Tenant shall pay to Landlord in a lump sum the arrearages in the monthly estimates for each month in the calendar year before receipt of the new or amended estimate, as applicable, if any, and shall pay the remaining monthly installments for the calendar year on the first day of each month in advance during the balance of the calendar year in accordance with the terms of the new or amended estimate, as applicable. After the end of the Initial Calendar Year and each calendar year subsequent thereto, Landlord shall submit to Tenant a statement (the "Annual Operating Expense Statement") setting forth in reasonable detail the Operating Expenses for such calendar year and the actual amount (if any) of Tenant's Operating Expense Increases for such calendar year. If Tenant's actual Operating Expense Increases so stated are more than the amount (if any) theretofore paid by Tenant for Operating Expense Increases based on Landlord's estimate for the calendar year, Tenant shall pay to Landlord the deficiency within thirty (30) days after the submission of the Annual Operating Expense Statement. If Tenant's actual Operating Expense Increases so stated are less than the amount (if any) theretofore paid by Tenant for Operating Expense Increases based on Landlord's estimate for the calendar year, Landlord shall credit the excess against the next monthly installment of Basic Rent thereafter payable by Tenant under this Lease, except that Landlord shall refund to Tenant the excess (if any) for the calendar year within which the last Lease Year ends or terminates, within thirty
(30) days after submission of the Annual Operating Expense Statement for such calendar year. If the Operating Expense Commencement Date shall not coincide with the beginning of a calendar year, the amount of Operating Expense Increases payable for the Initial Calendar Year shall be pro-rated on a daily basis between Landlord and Tenant based on the number of days in the Initial Calendar Year occurring on and after the Operating Expense Commencement Date. If the last day of the Term shall not coincide with the end of a calendar year, the amount of Operating Expense Increases payable for the calendar year in which the last day of the Term occurs shall be pro-rated on a daily basis between Landlord and Tenant based on the number of days in which this Lease is in effect. Tenant's obligation under this subsection to pay Operating Expense Increases and Landlord's obligation to reimburse Tenant for an overpayment of Operating Expense Increases with respect to the calendar year within which the last Lease Year ends or terminates, shall, for a period of two (2) years, survive the expiration of the Term or the earlier termination of this Lease.

     (c)    Tenant's Right to Audit the Annual Operating Expense Statement.
            --------------------------------------------------------------
Tenant shall have the right to audit the Annual Operating Expense Statement for any calendar year at any time within six (6) months after Tenant receives such Annual Operating Expense Statement. The cost of any such audit shall be paid by Tenant, except that if it is determined on the basis of such audit (or if, in accordance with the following provisions, it is otherwise ultimately determined) that the amount of Tenant's Operating Expense Increases for any calendar year was overstated by more than five percent (5%), then the cost of the audit shall be paid by Landlord. Landlord shall credit against the next monthly installment of Basic Rent payable by Tenant under this Lease the amount of any over-payment of Tenant's Operating Expense Increases for the calendar year in question (or, with respect to the calendar year within which the last Lease Year ends, Landlord shall refund any such overpayment to Tenant) within thirty (30) days after the amount of the overpayment has been established by the audit or by arbitration as provided in this subsection. If Tenant fails to exercise its right of audit within the six (6) month period, the amount of Tenant's Operating Expense Increases for the calendar year shall be conclusively established as the amount set forth in the Annual Operating Expense Statement for such calendar year delivered by Landlord to Tenant pursuant to subsection (b). If, however, Tenant timely exercises its right of audit, the amount of Tenant's Operating Expense Increases for such calendar year shall be conclusively established as the amount determined as a result of such audit unless, within six (6) months after Landlord's receipt of a report of the same from the auditors selected by Tenant, Landlord, at its expense, shall contest the amount thereof, in which event the amount of Tenant's Operating Expense Increases shall be conclusively established by an arbitration proceeding conducted pursuant to Section 8.

     (d)    Gross Up of Operating Expenses. If, during all or any part of a
            ------------------------------
calendar year, any part of the Building Rentable Area is leased to a tenant (hereinafter referred to as a "Special Tenant") which, in accordance with the terms of its lease, provides its own cleaning and janitorial services or is not otherwise required to pay Operating Expense Increases on the basis of operating expenses for the Building which include substantially the same components as the Operating Expenses (as set forth in Section 1(c)), the Operating Expenses for such calendar year shall be increased by the additional costs for cleaning and janitorial service and the other expenses, as reasonably estimated by Landlord, that would have been incurred by Landlord if Landlord had furnished and paid for cleaning and janitorial services for the space occupied by the Special Tenant or Landlord had furnished and paid for any other service which the Special Tenant did not receive and which was not included in operating expenses as defined in the Special Tenant's lease. If the average occupancy level of the Building for any calendar year (including the calendar year 1996) is less than ninety-five percent (95%), the Operating Expenses for such calendar year shall be increased (both for purposes of calculating the Operating Expense Base and Operating Expense Increases) by the additional Operating Expenses, as reasonably estimated by Landlord, that would have been incurred by Landlord in providing the same services provided to Tenant (and included in Operating Expenses) if the average occupancy level of the Building for the calendar year had been ninety-five percent (95%) so that Operating Expenses for purposes of calculating Operating Expense Base and Operating Expense Increases shall be an amount equal to the like expenses which would normally be expected to be incurred had such occupancy been ninety-five percent (95%) throughout the year of the Operating Expense Base or the year of the Operating Expense Increase; provided, however, in no event shall Tenant's payment for Operating Expense Increases exceed Landlord's actual costs incurred in operating and maintaining the Building.

     (e)    Payment of Real Estate Tax Increases. Tenant shall pay, as
            ------------------------------------
additional rent, Real Estate Tax Increases for each Tax Year subsequent to the 1996 tax year, in the manner set forth in this subsection. Tenant shall pay each such installment of Real Estate Tax Increases within thirty (30) days after Tenant's receipt of a statement therefor from

Landlord with supporting documentation, or, if later, thirty (30) days prior to the date the applicable Real Estate Taxes are payable by Landlord to the taxing authorities. The statement to be rendered by Landlord shall set forth in reasonable detail the computation of the particular installment of Real Estate Tax Increase being billed. In no event shall payments of Real Estate Taxes by tenants in the Building exceed the Real Estate Taxes for the building. If, during the Term, Landlord is required to pay Real Estate Taxes in full or in monthly, quarterly or other installments on any other date or dates than are presently required, then at Landlord's option, Tenant's obligation to pay Real Estate Tax Increases shall be correspondingly accelerated or revised so that Real Estate Tax Increases are due thirty (30) days prior to the date the applicable Real Estate Tax payments are due to the taxing authorities. If the Operating Expense Commencement Date shall not coincide with the beginning of a Tax Year, the amount of Real Estate Tax Increases payable for the Tax Year in which the Operating Expense Commencement Date occurs shall be pro-rated on a daily basis between Landlord and Tenant based on the number of days in the Tax Year in which the Lease Commencement Date occurs occurring on and after the Lease Commencement Date. If the last day of the Term shall not coincide with the end of a Tax Year, the amount of Real Estate Tax Increases payable for the Tax Year in which the last day of the Term occurs shall be pro-rated on a daily basis between Landlord and Tenant based on the number of days in which this Lease is in effect. Tenant's obligation under this subsection to pay Real Estate Tax Increases shall survive for a period of two (2) years following the expiration of the Term or the earlier termination of this Lease.

     (f)    Adjustments to Real Estate Tax Increases. If, during the first two
            ----------------------------------------
years following the Lease Commencement Date, there shall be a Real Estate Tax Increase which, in the aggregate, shall exceed fifty cents ($.50) per square foot charge to Tenant then, in such event, Landlord and Tenant shall each absorb one-half of the Real Estate Tax Increase in excess of fifty cents ($.50) per square foot on a pro rata basis. This apportionment, if any, shall terminate on and after the second anniversary of the Lease Commencement Date and Tenant shall pay the entire Real Estate Tax Increase which may occur during the first two years subsequent to the Lease Commencement Date, which in the aggregate shall not exceed a charge to Tenant of fifty cents ($.50) per square foot. If there shall be any increase or decrease in the Real Estate Taxes for any Tax Year, whether during or after such Tax Year, so as to increase or decrease the amount of the Real Estate Tax Increase for such Tax Year, the Real Estate Tax Increase for such Tax Year shall be appropriately adjusted and the difference paid or refunded, as the case may be, in accordance herewith. If Landlord shall receive a refund of Real Estate Taxes allocable to any period after July 1, 1996, or thereafter, Landlord shall either pay to Tenant or credit against the Basic Rent and Additional Charges Payable by tenant hereunder the portion of the refund attributable to any Real Estate Tax Increases paid by Tenant hereunder, after deducting from any such refund the costs and expenses incurred by Landlord in obtaining the same, including appraisal costs and the cost of legal and accounting fees and disbursements. Landlord and Tenant's obligations under this paragraph shall survive the expiration of the Term or the earlier termination of this Lease. Nothing contained in this Lease shall obligate Landlord to bring any application or proceeding seeking a reduction in Real Estate Taxes or the assessed valuation of the Land or the Building. Tenant, for itself and its permitted subtenants and successors in interest hereunder, hereby waives, to the fullest extent permitted by law, any right Tenant may now or in the future have to protest or contest any Real Estate Taxes or to bring any application or proceeding seeking a reduction in Real Estate Taxes or the assessed valuation of the Land or the Building or otherwise challenging the determination thereof.

     (g)    Interest. If Tenant fails to make any payment of Basic Rent or
            --------
Additional Charges within ten (10) days after the due date thereof, interest shall accrue on the unpaid portion thereof from the due date at the Default Interest Rate, and shall be payable on demand.

     (h)    Accord and Satisfaction. No Payment by Tenant or receipt by
            -----------------------
Landlord of any lesser amount than the amount stimulated to be paid hereunder shall be deemed other than on account of the earliest stipulated Basic Rent or Additional Charges, nor shall any endorsement or statement on any check or letter be deemed an accord and satisfaction, and Landlord may accept any check or payment without prejudice to Landlord's right to recover the balance due or to pursue any other remedy available to Landlord.

     (i)    No Setoff. Except as otherwise expressly provided in this Lease,
            ---------
Tenant shall not have the right to setoff or deduct any amount allegedly owed by Landlord to Tenant under this Lease from any of the Basic Rent or Additional Charges payable by Tenant under this Lease. Tenant's remedy with respect to any claim against Landlord shall be to commence an independent legal action against Landlord.

     4.     Common Areas.
            ------------

     Throughout the Term, Tenant and Tenant's Associates shall have the nonexclusive right, in common with others, to use the Common Areas. Landlord shall have the right at any time, without Tenant's consent, subject, however, to the provisions of Section 5(j) hereof, (a) to change the arrangement or location of entrances, passageways, doors, doorways, corridors, stairs or other public portions of the Land or the Building, provided any such change does not unreasonably obstruct Tenant's access to the Leased Premises or the Parking Spaces; (b) to grant to any Person an exclusive right to conduct a particular business or undertaking in the Building that is not inconsistent with Tenant's permitted use of the Leased Premises or with the use of a first class office building; (c) to use and/or lease the roof of the Building and the Common Areas for any purposes not inconsistent with the terms of this Lease, including, without limitation, Section 9(h) herein; (d) to subdivide the Land or to combine the Land with other adjoining real property; (e) to add additional covered parking spaces on the Land or to add additional levels of parking spaces to the existing covered Parking Spaces, to erect additional buildings or additions on the Land and to erect temporary scaffolds and other devices in connection with the construction, repair and maintenance of the Land or the Building, or both; and (f) to relocate or alter the existing Parking Spaces and to add new parking areas in connection with any future development of new buildings on the Land or on adjoining real property. Landlord's exercise of any of the foregoing rights shall not constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Landlord, by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business, or otherwise. Notwithstanding anything to the contrary set forth above, in the event Landlord converts any Common Areas to rentable areas so as to prevent Tenant from using such Common Areas in accordance with the terms of this Lease, the Building Rentable Area shall be increased and Tenant's Proportionate Share shall be reduced accordingly and Tenant's share of Operating Expense Increases and Real Estate Tax Increases shall be likewise reduced accordingly.

     5.     Services and Utilities.
            ----------------------

     (a)    Building Services. Throughout the Term, Landlord agrees that the
            -----------------
Building will be maintained and operated in the same manner as other First-Class office Buildings and that, subject to Unavoidable Delays and Legal Requirements, it will furnish. or cause to be furnished, the following services:

            (1) Subject to the provisions of subsections (b) and (c), normal and usual electricity for the operation of ordinary office equipment consisting of an average of eight (8) watts of demand load per square foot of Rentable Area, exclusive of existing ceiling lighting, plus electricity for the operation of the existing ceiling lighting;

            (2) Adequate supplies for core or Building standard toilet rooms located in the Building;

            (3) Subject to Tenant's right to furnish its own cleaning and janitorial services as described in subsection (k) hereof, normal and usual cleaning and janitorial services on Business Days in accordance with the standards set forth in Exhibit D to this Lease, provided, however, that any cleaning and janitorial services requested by Tenant with respect to any bathrooms in the Leased Premises other than core or Building standard bathrooms shall be furnished by Landlord only upon Tenant's request and at a reasonable additional charge to be agreed upon by Landlord and Tenant;

          (4) Hot and cold running water in the toilet rooms located in the core areas of the Building and at the valved outlets in the Leased Premises (if any);

          (5) Subject to the provisions of subsections (d) and (g), heating, ventilating and air-conditioning to the Leased Premises between the hours of 8:00 A.M. and 6:00 P.M. on Business Days; provided that the computer room in the Leased Premises shall have 24-hour HVAC service;

          (6) Automatically operated elevator service twenty-four (24) hours a day, seven (7) days a week;

          (7)  Intentionally Deleted;

          (8) Installation of all initial and replacement electric bulbs and fluorescent tubes in light fixtures in the Common Areas;

          (9) In addition, an individual shall be stationed in the lobby reception area during business hours. A security access system for the Common Areas of the Building, including ten (10) card entry cards for Tenant's usage with any additional cards to be issued at Tenant's sole cost and expense, which identification cards shall be compatible with the Building's card access system;

          (10) Two (2) keys for 24-hour access to each of the Building's telephone and janitorial closets pertaining solely to the Leased Premises and, if the Leased Premises is not equipped with a card access system, two
     (2) keys to the Leased Premises, such keys being at no cost to Tenant, but all additional keys, including replacements for lost keys, shall be issued only upon Tenant's payment of a reasonable cost for each additional key; and

          (11) Upon occupancy of the Leased Premises by Tenant's employees, cafeteria services in the Building's cafeteria, which Tenant's employees and invitees shall be entitled to use, together with the employees and invitees of Landlord and any other tenants occupying space in the Building, during the cafeteria's normal operating hours (which hours shall be comparable to the hours of cafeterias in other First-Class Office Buildings), and, upon reasonable notice to Landlord and subject to availability, and at Tenant's sole cost and expense, the use of the seating area in the Building's cafeteria at other times for meetings and special events.

     (b) Electricity. Landlord shall not be liable in any way to Tenant for any
         -----------
failure or defect in the supply or character of electrical energy furnished to the Leased Premises by reason of any requirement, act or omission of the public utility providing the Building with electricity.

     (c) Measure of Tenant's Electrical Usage. Landlord shall install or cause
         ------------------------------------
Tenant to install in accordance with Section 9(g) hereof, in the Building one
(1) or more separate electric submeters, at Landlord's sole cost and expense, in order to monitor electricity use in the Leased Premises. Tenant agrees to reimburse Landlord, within thirty (30) days of Tenant's receipt of a bill and supporting documentation from Landlord therefor, for the cost of the electricity Tenant consumes, as recorded by such submeter or submeters at Landlord's actual cost of electricity. In the event submetering of electricity is prohibited by any law hereafter enacted, Tenant's consumption of electricity shall be measured from time to time by a survey made at the expense of the party requesting same (other than the first such survey made after the date hereof, which shall be made at Landlord's expense), the first such survey being made within 180 days after Landlord's receipt of Tenant's notice indicating that it is fully occupying the area to be surveyed and that it has installed all of the electrical equipment it plans to install in the reasonably foreseeable future. Thereafter and from time to time, during the term of this Lease, Landlord and Tenant shall have the right to cause additional surveys of Tenant's electrical usage to be made. In the event any of the foregoing surveys shall determine that there has been an increase or decrease in Tenant's usage of electricity, then effective as of the date of such change in usage, the charges payable by Tenant for its electricity usage shall be increased or decreased accordingly. In the event from time to time after the initial survey the charges by the utility company supplying electric current to Landlord are increased or decreased, then in such event the monthly charge shall be creased or decreased accordingly on account of such charges. All surveys shall be conducted by an independent electrical engineer or electrical consulting firm selected by Landlord, and Tenant shall pay to Landlord, within thirty (30) days of Tenant's receipt of a bill from Landlord therefor, the cost of the electricity it consumes as determined by such electrical engineer or consulting firm. Pending (i) Landlord's installation of the aforementioned submeter or submeters or, (ii) in the event submetering of electricity becomes prohibited as described above, pending completion of the initial survey following the effective date of such prohibition, Landlord shall furnish electricity to Tenant at a rate of $2.15 per kilowatt hour per rentable square foot of space in the Leased Premises, subject, however, in the event submetering or electricity becomes prohibited as described above, to retroactive adjustment upon receipt of the aforementioned survey based on Landlord's average cost of electricity and such survey.

     (d) After-Hours Heating, Ventilating and Air-Conditioning. Landlord shall
         -----------------------------------------------------
provide heat and air-conditioning at times in addition to those specified in paragraph 5 of subsection (a) of this Section 5 at Tenant's expense, if Tenant gives Landlord notice before 3:00 P.M. (in the case of after-hours service on weekdays) and before 12:00 noon on Fridays or the day preceding a Legal Holiday (in the case of after-hours service on Saturdays, Sundays or Legal Holidays), provided, however, that to the extent feasible, Landlord shall use reasonable efforts to implement, at Tenant's sole cost and expense, a system that will permit Tenant to regulate after-hours heating, ventilation and air conditioning to the Leased Premises without Landlord's assistance. Landlord shall have the right throughout the Term to charge Tenant for after-hours use of heat or air--conditioning at an hourly rate which represents Landlord's reasonable estimate of its actual cost of providing such after-hours service, including labor, cost of fuel, cost of electricity, depreciation and wear and tear on equipment. During the first Lease Year, Landlord's charge for after-hours service shall not exceed the Initial After-Hours HVAC Rate. If the same after-hours service is also requested by other tenants in the same heating, ventilating and air-conditioning zone of the Building as Tenant, the charge therefor to each tenant requesting such after-hours service shall be a pro-rated amount based upon the square footage of the leased premises of all tenants in the same HVAC Zone requesting such after-hours services. Landlord agrees not to discriminate against Tenant in calculating the allocation of after-hours heating, ventilating and air-conditioning costs among tenants. Tenant shall pay such charges to Landlord within thirty (30) days after Tenant's receipt of an invoice therefor. Notwithstanding anything stated herein, Landlord shall provide cooling water to the Liebert Units to be utilized by Tenant 24-hours, 365 days a year so that HVAC will be provided to the computer room at the Leased Premises, 24-hours, 365 days a year.

     (e) Intentionally Deleted.

     (f) Landlord's Right to Maintain Pipes and Conduits. Landlord reserves the
         -----------------------------------------------
right to erect, install, use, maintain and repair pipes, ducts, conduits, cables, plumbing, vents and wires in, to and through the Leased Premises as and to the extent that Landlord may now or hereafter deem to be necessary or appropriate for the proper operation and maintenance of the Building, or other tenants' installations in the Building, and the right at all times to transmit water, heat, air-conditioning and electric current through such pipes, conduits, cables, plumbing, vents and wires. Landlord's rights set forth in this subsection shall be subject to the terms of Sections 5(j), 23(a) and 35(k).

     (g) Heating, Ventilating and Air-Conditioning Specifications. Landlord
         --------------------------------------------------------
represents to Tenant that the heating, ventilating and air-conditioning system for the Leased Premises has been designed to provide for the comfortable occupancy of the Leased Premises, including the following features: (i) all HVAC base building systems have fan-powered VAV boxes for cooling throughout the Leased Premises; (ii) heating provided by gas fired hot water boilers via perimeter convectors throughout the Leased Premises; and (iii) HVAC system controlled by a Novar Energy Management System and will accommodate an occupancy schedule of one person per 100 usable square feet. Landlord shall not be responsible if the normal operation of the Building's air-conditioning system shall fail to provide conditioned air within such temperature levels (A) in any portions of the Leased Premises which have a connected electrical load for all purposes (exclusive of existing ceiling lighting) in excess of eight (8) watts of demand load per square foot of Rentable Area or which have a human occupancy factor in excess of one individual for each 125 square feet of Rentable area (the average electrical load and human occupancy factors for which the Building's air-conditioning system is designed), (B) because of the arrangement of partitioning or other Alterations made by or on behalf of Tenant or any person claiming through or under Tenant, (C) in any portions of the Leased Premises exposed to direct sunlight in which Tenant fails to keep the blinds closed, or (D) because of the failure by Tenant or its employees to use the heating, ventilating and air-conditioning system in the manner in which it was designed to be used and Landlord had notified Tenant of same. Tenant agrees to observe and comply with all reasonable rules from time to time prescribed by Landlord for the proper functioning and protection of the heating, ventilating and air-conditioning systems in the Building.

     (h) Landlord's Access to Heating, Ventilating and Air-Conditioning
         --------------------------------------------------------------
Facilities. Landlord shall have unrestricted access to all heating, ventilating
----------
and air-conditioning facilities in the Leased Premises for the purposes of repairs, maintenance, alterations and improvements. Landlord s rights set forth in this subsection shall be subject to the terms of Sections 5(j), 23(a) and 35(k).

     (i) Cessation of Heating, Ventilating and Air-Conditioning and Other
         ----------------------------------------------------------------
Mechanical Services. Landlord reserves the right to stop the service of heating,
-------------------
ventilating, air-conditioning, elevator, plumbing, electricity, telephone or other mechanical systems or facilities in the Building, if necessary by reason of accident or emergency, or for repairs, alterations, replacements, additions or improvements which, in the reasonable judgment of Landlord, are desirable or necessary, until said repairs, alterations, replacements, additions or improvements have been completed. The exercise of such right by Landlord shall not constitute an actual or constructive eviction, in whole or in part, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Landlord or its agents by reason of inconvenience or annoyance to Tenant, or injury to, or interruption of, Tenants business, or otherwise, or entitle Tenant to any abatement or diminution of rent. Except in cases of emergency repairs, Landlord will give Tenant reasonable advance notice of any contemplated stoppage of any such systems or facilities. In all cases, Landlord will use due diligence to complete any such repairs, alterations, replacements, additions or improvements with reasonable promptness. Landlord's rights set forth in this subsection shall be subject to the terms of Sections 5(j) 23(a) and 35(k).

     (j) Unavoidable Delays in Providing Building Services or Repairs. Landlord
         ------------------------------------------------------------
shall use its reasonable efforts to provide a two (2) hour response to maintenance requirements affecting the Leased Premises. In the event of any Unavoidable Delay which may prevent Landlord from providing such a two (2) hour response for maintenance, Tenant shall have the right to contact Landlord's approved vendor to obtain its maintenance requirements at Landlord's cost. If Landlord shall fail to supply, or be delayed in supplying, any service expressly or impliedly to be supplied by Landlord under this Lease, or shall be unable to provide the Parking Spaces, or shall be unable to make, or be delayed in making, any repairs, alterations, additions, improvements or decorations, or shall be unable to supply, or be delayed in supplying, any equipment or fixtures, and if such failure, delay or inability shall result from Unavoidable Delays, such failure, delay or inability shall not constitute an actual or constructive eviction, in whole or in part, or, except as expressly provided in this subsection (j), relieve Tenant from any of its obligations under this Lease, or impose any liability upon Landlord or its agents by reason of inconvenience to Tenant, or injury to, or interruption of, Tenant's business, or otherwise, or entitle Tenant to any abatement or diminution of rent. Landlord shall use reasonable efforts to provide Tenant with alternative parking arrangements on the Land or in the vicinity of the Building in the event Landlord shall be unable, as a result of such Unavoidable Delay, to provide the Parking Spaces. Notwithstanding anything to the contrary in this subsection (j), in the event that Landlord shall fail to supply or be delayed in supplying any service or any repairs or maintenance to any equipment or systems which provide service to the Leased Premises or in the performance of any work which shall result in Tenant's inability to occupy the Leased Premises and which such failure, delay or inability shall continue for five (5) consecutive Business Days and Tenant shall not, as a result thereof, be able to use the Leased Premises or any material portion thereof for the conduct of its business, the Basic Rent and Additional Charges shall be abated for the portion of the Leased Premises effected thereby, for the period from such fifth (5th) Business Day to the date such failure, delay or inability is cured.

     (k) Sundry Shop. Landlord reserves the right to lease a portion of the
         -----------
Building to the operator of a sundry shop for the sale of newspapers, magazines, cigarettes, soft drinks, candy and related items, provided that such sundry shop is operated in a manner consistent with the character and dignity of the Building.

     6.  Use of Leased Premises.
         ----------------------

     (a) Permitted Use. Tenant, at its expense, shall make any Alterations
         -------------
required after the Lease Commencement Date to comply with Legal Requirements to the extent the obligation to comply with such Legal Requirements arises from Tenant's particular use of the Leased Premises. Tenant shall use and occupy the Leased Premises solely for general office purposes, including, without limitation, a stock trading and data center in accordance with the applicable Legal Requirements and consistent with the character and dignity of the Building, and shall not use or permit or suffer the use of the Leased Premises for any other purpose whatsoever without the prior written consent of Landlord. Landlord, upon completion of Landlord's Work, shall deliver the Leased Premises to Tenant in compliance with Legal Requirements. Any additional work performed by Tenant shall likewise be completed in conformance with Legal Requirements. Landlord represents and warrants that the Leased Premises may be used for general office purposes including, without limitation, a stock trading and data center, in accordance with the terms and conditions of this subsection. Tenant shall control its business and control Tenant's Associates so as to ensure that tenant and Tenant's Associates do not create a nuisance or unreasonably interfere with, annoy or disturb other Tenants or Landlord. Tenant shall not permit or suffer the Leased Premises to be occupied by anyone other than Tenant except as provided in Section 15. Tenant shall at all times have access to the Leased Premises, the Building, and the Parking Spaces twenty-four (24) hours a day, seven (7) days a week, subject, however, in all respects to all the terms contained in this Lease. However, Landlord may regulate and restrict access to the Building, the Land and the Parking Spaces at all times for security purposes so long as Tenant's employees, agents and business invitees have reasonable access to the Leased Premises and the Parking Spaces without unreasonable inconvenience.

     (b) Payment of Taxes. Throughout the Term, Tenant covenants and agrees to
         ----------------
pay any and all taxes, assessments and public charges levied, assessed or imposed upon Tenant's business conducted in the Leased Premises, upon the leasehold estate created by this Lease, upon any Alterations made by Tenant or upon Tenant's Personal Property to the extent said tax is Tenant's obligation under the tax law.

     (c) Restrictions on Use. Throughout the Term, Tenant shall not, without
         -------------------
obtaining Landlord's prior consent in each instance: (i) use or permit or suffer the use of any portion of the Leased Premises, the Building or the Parking Spaces for any unlawful purpose; (ii) use the plumbing facilities for any purpose other than that for which they were constructed, or dispose of any foreign substances therein; (iii) place a load on any floor exceeding the floor load per square foot which such floor was designed to carry; (iv) install, operate or maintain in the Leased Premises any heavy item of equipment except in such manner as to achieve a proper distribution of weight. Landlord represents and warrants that the floors in the Building were designed to a specification of seventy (70) pounds per square foot of live load; (v) strip, overload, damage or deface the Leased Premises or the Common Areas or the fixtures therein or used therewith; (vi) move any bulky furniture or equipment into or out of the Leased Premises during normal business hours, unless Tenant can demonstrate to Landlord's reasonable satisfaction that any such move shall not interfere with the use of the Building by any other tenants, in which event Tenant shall be permitted to conduct such move at such times during normal business hours as Landlord may from time to time reasonably designate; (vii) install in the Leased Premises any other equipment of any kind or nature which will or may necessitate any changes, replacements or additions to, or in the use of, the water system, heating, ventilating and air-conditioning system, plumbing system, or electrical system serving the Leased Premises or the Building; or (viii) permit food service or catering of meals in the Leased Premises or elsewhere in the Building by anyone except the operator of the Building cafeteria; provided, however, that Landlord will not unreasonably withhold its approval for Tenant's request for catered functions to be held by other than the operator of the Building cafeteria in the Leased Premises.

     (d) Compliance with Legal Requirements. Landlord shall be responsible to
         ----------------------------------
maintain the Building and Parking Spaces in accordance with Legal Requirements. Tenant shall not use, occupy or alter the Leased Premises, or permit the Leased Premises, the Building or the Parking Spaces to be used, occupied or altered, in violation of any Legal Requirements, including the Americans With Disabilities Act. If, after the commencement of the Term, any governmental authority shall contend or declare that the Leased Premises are being used for a purpose which is in violation of any Legal Requirements, Tenant shall, upon five (5) days' notice from Landlord, immediately discontinue such use of the Leased Premises. Tenant shall indemnify and hold harmless Landlord from and against any and all liability for any such violation or violations.

     (e) Compliance with Insurance Requirements. Tenant shall not use or occupy
         --------------------------------------
the Leased Premises, the Building or the Parking Spaces, or permit the Leased Premises, the Building or the Parking Spaces to be used or occupied, in violation of any Insurance Requirements. Tenant shall not do, or permit anything to be done, in or on the Leased Premises, the Building or the Parking Spaces, or bring or keep anything therein, which shall increase the premiums payable for casualty and property damage insurance for the Land, the Building or the Parking Spaces or on any property located therein. If, by reason of the failure of Tenant to comply with the provisions of this subsection, the premiums payable for casualty and property damage insurance for the Land, the Building or the Parking Spaces shall at any time be higher than they otherwise would be, then Landlord shall provide Tenant copies of available supporting documentation and Tenant shall reimburse Landlord and any other tenant of the Building, on demand, for that part of all Premiums for any insurance coverage that shall have been charged because of such violation by Tenant and which Landlord or such other tenant, or both, shall have paid on account of an increase in the rate or rates in its own policies of insurance.

     (f) No Flammable Substances. Tenant shall not bring or permit to be brought
         -----------------------
or kept in or on the Leased Premises any flammable, combustible or explosive substance except standard cleaning fluid, standard equipment and materials (including magnetic tape) customarily used in conjunction with business machines and equipment of the type used from time to time by Tenant, in reasonable quantities. Landlord agrees that it shall not designate the Building as a "non-smoking" building unless required to do so by any Legal Requirement or Insurance Requirement

     (g) Environmental. Throughout the Term, Tenant shall not undertake or
         -------------
permit any Environmental Activity (as defined below) other than (i) in compliance with all applicable Legal Requirements, (ii) as is customary for office tenants in First-Class Office Buildings and (iii) in such a manner as shall keep the Leased Premises, the Building and the Land free from any lien imposed pursuant to any Legal Requirements in respect of such Environmental Activity. Tenant shall take all necessary steps to ensure that any Environmental Activity undertaken or permitted at the Leased Premises is undertaken in a manner as to provide prudent safeguards against potential risks to human health or the environment. Tenant shall notify Landlord immediately of any release of Hazardous Materials (as hereinafter defined) from or at the Leased Premises. Landlord shall have the right from time to time, upon reasonable notice to Tenant, to conduct an environmental audit of the Leased Premises at its sole cost and expense, subject to the terms of Section 35(k) and Tenant shall cooperate in the conduct of such environmental audit. If Tenant shall breach the covenants provided in this Section, then, in addition to any other rights and remedies which may be available to Landlord under this Lease or otherwise at law, Landlord may require Tenant either to take all actions as are necessary or reasonably appropriate to cure such breach, or to reimburse Landlord for the costs of any and all such actions taken by Landlord. For purposes of this Section, "Environmental Activity" means any use, storage, installation, release, threatened release, discharge, generation, abatement, removal, disposal, handling or transportation from, under, into or on the Leased Premises of (A) any "hazardous substance" as defined in (S) 101(14) of the Comprehensive Environmental Response, Compensation and Liability Act, 42 U S C n 9601(14), as amended, (B) any hazardous wasted as defined in (S) 271301(1) of the New York Environmental Conservation Law; (C) petroleum, crude oil or any fraction thereof, natural gas or synthetic gas used for fuel; (3) asbestos or asbestos-containing materials as defined at 40 C.F.R. (S) 763.83; and (E) any additional substances or materials which at such time are classified or considered to be hazardous or toxic under the laws of the State of New York or any other Legal Requirements (the materials described in clauses (A) through (E) above are collectively referred to herein as "Hazardous Materials"). The obligations of Tenant under this Section shall survive for a period of two (2) years following the expiration or sooner termination of this Lease.

     (h) Environmental. Landlord represents that except for such Hazardous
         -------------
Materials (such as cleaning and photocopying fluids) as are customarily used in connection with the operation of First Class Office Buildings and in compliance with all Legal Requirements and Insurance Requirements, (i) there are no asbestos-containing materials (as defined at 40 C.F.R. (S) 763.83) and (ii) to the best of Landlord's knowledge, there are no other Hazardous Materials present at or in the Building, the nature, concentration or condition of which violates any Legal Requirements, and Landlord agrees that it shall not undertake or permit any Environmental Activity in the Common Areas or the Building other than
(A) in compliance with all applicable Legal Requirements, (B) as is customary in connection with the operation of First-Class Office Buildings and (C) in such a manner as to provide prudent safeguards against potential risks to human health or the environment. If, at any time during the Term, Landlord becomes aware that the foregoing representation or covenant was inaccurate or breached in any material respect, Landlord shall notify Tenant of the inaccuracy of any representation or the breach of any covenant provided in this subsection and shall take all actions reasonably necessary to correct any condition or conditions the existence of which renders such representation inaccurate or results in a breach of such covenant and indemnify Tenant with respect to such breach to the extent of out-of-pocket losses (excluding any consequential or special damages) resulting directly from such breach.

     7.  Care of Leased Premises.
         -----------------------

     (a) Maintenance and Repairs by Tenant. Tenant shall act with care in its
         ---------------------------------
use and occupancy of the Leased Premises, and the fixtures in the Leased Premises and, at Tenant's sole cost and expense, shall furnish its own electric bulbs and fluorescent tubes for all light fixtures in the Leased Premises (consistent with Building standard; i.e. energy efficient bulbs) and, except as otherwise provided herein in the case of damage due to fire or casualty, shall make all repairs and replacements to the Leased Premises, structural or otherwise, necessitated or caused by the willful or negligent acts or omissions of Tenant, Tenant's Associates or any Person claiming through or under Tenant or by the use or occupancy of the Leased Premises by Tenant, Tenants Associates or any such Person. Without affecting Tenant's obligations set forth in the preceding sentence, Tenant, at Tenant's sole cost and expense, shall also (i) make all repairs and replacements, as and when necessary, to any Alternations made or performed by or on behalf of Tenant or any Person claiming through or under Tenant, and (ii) perform all maintenance and make all repairs and replacements, as and when necessary, to any air-conditioning equipment, conveyors or mechanical systems (other than the standard equipment and systems serving the Building) which may be installed in the Leased Premises by Tenant. In addition to the foregoing, all damage or injury to the Leased Premises or the fixtures, appurtenances and equipment in the Leased Premises or to the Building or to its fixtures, appurtenances and equipment caused by Tenant moving property in or out of the Building or by installation or removal of furniture, fixtures or other property by Tenant shall be repaired, restored or replaced promptly by Tenant, at its sole cost and expense, to the reasonable satisfaction of Landlord. All such aforesaid repairs, restoration and replacements shall be in quality and class equal to the original work or installation and shall be made in accordance with accepted construction practices by contractors reasonably approved by Landlord in the Leased Premises.

     (b) Landlord's Responsibility for Maintenance and Repairs. Except as
         -----------------------------------------------------
otherwise provided in subsection (a), Landlord shall make or cause to be made the following repairs as and when necessary: (i) structural repairs to the Building; (ii) repairs required in order to provide the elevator, plumbing, electrical, heating, alarms/security, ventilating and air-conditioning system and other services to be furnished by Landlord pursuant to this Lease; (iii) maintenance and repairs to exterior portions of the Building, including the windows and roof; and (iv) repairs to the Common Areas and the Building.

Landlord's obligations under the preceding sentence with respect to the Leased Premises shall not accrue until notice by Tenant to Landlord of the necessity for any specific repair.

     8.  Rules and Regulations.
         ---------------------

     Tenant shall, and shall cause Tenant's Associates to, comply with and observe all reasonable rules and regulations concerning the use, management, operation, safety and good order of the Leased Premises, the Common Areas, the Parking Spaces, the Building and the Land which may from time to time be promulgated by Landlord, including the recycling program instituted by Landlord, provided that such rules and regulations are not inconsistent with the provisions of this Lease and do not materially interfere with Tenant's use of the Leased Premises. Initial rules and regulations, which shall be effective until amended by Landlord, are attached as Exhibit C to this Lease. Tenant shall be deemed to have received notice of any amendment to the rules and regulations when a copy of such amendment has been delivered to Tenant at the Leased Premises or has been delivered to Tenant in the manner prescribed herein for the giving of notices. Any dispute between Landlord and Tenant regarding the reasonableness of any additional rule or regulation hereafter made or adopted by Landlord shall be submitted to arbitration pursuant to Section 28. Tenant may not dispute the reasonableness of any additional rule or regulation unless Tenant's intention to do so is asserted by notice given to Landlord within thirty (30) days after notice is given to Tenant of the adoption of any such additional rule or regulation. Landlord shall not be responsible to Tenant for any violation of the Rules and Regulations, or the covenants or agreements contained in any other lease, by any other tenant of the Building, or such tenant's subtenants, agents, employees, invitees, licensees, customers and clients, or guests or contractors of any of the foregoing, and Landlord may waive in writing, or otherwise, any or all of the Rules and Regulations with respect to any one or more tenants. Notwithstanding anything contained in this subsection to the contrary, Landlord shall not enforce the Rules and Regulations in a manner that would discriminate against Tenant to this Lease.

     9.  Alterations.
         -----------

     (a) Tenant's Alterations. Tenant shall not make or perform, or permit the
         --------------------
making or performance of, any Alterations (other than minor, non-structural Alterations that do not effect the Building's electrical systems, heating, ventilating and air conditioning systems or other Building systems, which Alterations may be performed without Landlord's prior consent) without Landlord's prior consent. Notwithstanding the foregoing provisions of this subsection or Landlord's consent to any Alterations, all Alterations made during the Term shall be made and performed in conformity with and subject to the following provisions: (i) all Alterations shall be made and performed at Tenant's sole cost and expense (excluding Landlord's Contribution as provided in Section 9(b)) and at such time and in such manner as Landlord may reasonably designate; (ii) all

Alterations shall be made only by contractors or mechanics approved by Landlord, such approval not to be unreasonably withheld or delayed; (iii) no Alteration shall affect any part of the Building other than the Leased Premises or adversely affect any mechanical system in the Building (including the Building's heating, ventilating and air conditioning system) or any service required to be furnished by Landlord to Tenant or to any other tenant or occupant of the Building; (iv) all business machines and mechanical equipment, shall be placed and maintained by Tenant in settings sufficient in Landlord's reasonable judgment to absorb and prevent vibration, noise and annoyance to other tenants or occupants of the Building; (v) Tenant shall submit to Landlord reasonably detailed plans and specifications for each proposed Alteration and shall not commence any such Alteration without first obtaining Landlord's approval of such plans and specifications, which approval will not be unreasonably withheld or delayed, but Landlord shall have the right to withhold its consent to Alterations involving structural changes or changes affecting the Common Areas or the exterior of the Building for any reason whatsoever; (vi) all Alterations in or to the electrical facilities in or serving the Leased Premises shall be subject to the provisions of Section 5(b); (vii) notwithstanding Landlord's approval of plans and specifications for any Alteration, all Alterations shall be made and performed in full compliance with all Legal Requirements and Insurance Requirements and in accordance with the Rules and Regulations; (viii) all materials and equipment to be incorporated in the Leased Premises as a result of all Alterations shall be of good quality and equivalent to the Materials and equipment incorporated in the Building at the time it was constructed; (ix) Tenant shall either carry and maintain or shall require any contractor performing Alterations to carry and maintain at all times during the performance of the Alterations, at no expense to Landlord, (A) a policy of commercial general liability insurance, including contractor's liability coverage, completed operations coverage and contractor's protective liability coverage, naming Landlord and the Additional Insured, with such Policy to afford protection to the limit of not less than $5,000,000 combined single limit annual aggregate for bodily injury, death and property damage, and (B) workmen's compensation or similar insurance in the form and amounts required by the laws of the jurisdiction in which the Building is located; and (x) Tenant shall carry (or shall cause its contractor to carry) at all times during the performance of the Alterations, at no expense to Landlord, a policy of builders risk insurance written on the completed value form covering the Alterations in an amount equal to 100% of the replacement cost thereof.

     (b) Landlord's Contribution. Tenant has submitted schematic plans and
         -----------------------
specifications (the "Plans") for Tenant's work prior to occupancy of the Leased Premises ("Tenant's Initial Work") and Landlord has approved same. In the event Tenant's final plans materially differs from the Plans, Tenant shall submit same to Landlord for its approval. Landlord shall respond to Tenant's Plans within five (5) business days after Landlord's receipt of the Plans and in the event of any disapproval indicate the reasons therefor. If Tenant subsequently revises the Plans, Landlord shall respond to the Plans within five (5) business days after Landlord's receipt of such revised Plans. Landlord agrees to pay to Tenant, in accordance with the terms and conditions set forth in this Section, $37.50 per rentable square foot of the Leased Premises ("Landlord's Contribution"), as reimbursement to Tenant for costs actually incurred by Tenant in performing Tenant's Initial Work, including
(i) architects', engineers', decorators' and other professional fees and expenses, (ii) the cost of furniture and equipment to be located in the Leased Premises, (iii) moving expenses and (iv) related moving costs, provided that at the time Landlord's Contribution (or any portion thereof) is otherwise payable to Tenant hereunder, no Event of Default shall have occurred and be continuing hereunder. Landlord shall pay Landlord's Contribution in periodic payments, to Tenant, within thirty (30) days after Tenant shall have submitted to Landlord a requisition for payment specifying in reasonable detail the items for which Tenant is requesting reimbursement and certifying to Landlord that all monies owed or payable with respect to such items have been paid and that Tenant has obtained lien waivers and general releases from each contractor, subcontractor and supplier to the extent of the amount paid to such parties. Tenant shall maintain in its files and shall permit Landlord to inspect (upon reasonable advance notice) at reasonable times during Tenant's normal business hours, detailed records including, without limitation, all such lien waivers and general releases and receipts and invoices evidencing the expenditures for which Tenant requests reimbursement. Tenant shall not submit to Landlord more than one
(1) such requisition each month.


     (c) Tenant's Right to Cure. If Tenant shall be in default under this
         ----------------------
Section by reason of the making of any Alteration not hereby authorized or by reason of failure to give any notice or to obtain any approval required herein, Tenant may cure such default within the applicable grace period provided in this Lease for curing such default by immediately commencing the removal of such Alteration and restoring the Leased Premises to the condition they were in before the Alteration was made.

     (d) Title to, and Removal of, Alterations. Title to all Alterations made by
         -------------------------------------
Tenant, at its expense, after the Lease Commencement Date shall be and remain in Tenant throughout the Term, but on the expiration or earlier termination of this Lease, Tenant hereby covenants and agrees that title to all Alterations, and the right to possess and use the same, shall automatically pass to and be vested in Landlord without payment or consideration of any kind. Although the provisions of the preceding sentence are intended to be self-executing, Tenant hereby agrees, upon such earlier expiration or termination of this Lease, to execute any further deed, bill of sale or document requested by Landlord to confirm Landlord's title to any Alterations and Tenant's grant and conveyance thereof to Landlord pursuant to this subsection. Tenant hereby appoints Landlord irrevocably as its attorney-in-fact with an interest to execute, acknowledge and deliver on its behalf any such deed, bill of sale or document. Except as otherwise provided in this paragraph, during the Term, Tenant shall not, without Landlord's consent, remove any Alterations except for the purpose of replacing worn out or obsolete items with new items having a value at least equal to the value of the worn out or obsolete items, free and clear of all liens and security interests; provided, however, that as long as an Event of Default has not occurred and is not continuing, Tenant may, at its expense, remove from the Leased Premises before the expiration of the Term, any Alterations made by Tenant after the Lease Commencement Date and with respect to the removal of which Landlord shall have consented before the Alteration was made. Tenant shall repair all damage to the Leased Premises caused by the removal of such Alterations and shall repair and replace, to the extent necessary, all adjoining surfaces to a condition equivalent to the condition thereof prior to the removal of such Alterations. Any Alterations which Tenant has the right to remove and which are not removed from the Leased Premises at the expiration of the Term shall be deemed to have been abandoned by Tenant and may be disposed of by Landlord without thereby incurring liability to Tenant


     (e) Removal of Tenant's Personal Property. Notwithstanding anything stated
         -------------------------------------
herein, all of Tenant's Personal Property shall remain the property of Tenant and may, at its expense, be removed from the Leased Premises at any time during the Term. Tenant shall, at its expense, remove all of Tenant's Personal Property at the expiration or the earlier termination of this Lease pursuant to the terms hereof. Tenant shall repair all damage to the Leased Premises caused by the removal of Tenant's Personal Property, to the condition the Leased Premises were in before the installation of the item removed. Any of Tenant's Personal Property which is not removed from the Leased Premises at the expiration of the Term shall be deemed to have been abandoned by Tenant and may be disposed of by Landlord without thereby incurring liability to Tenant. If Tenant fails to remove Tenant's Personal Property and make the repairs required by this subsection, Landlord shall have the right to remove such Tenant's Personal Property and/or make such repairs and Tenant shall reimburse Landlord, on demand, for any costs incurred by Landlord as a result of such removal or repair.

     (f) Mechanics' Liens. Notice is hereby given that Landlord shall not be
         ----------------
liable to any Person for any labor or materials furnished or to be furnished to Tenant upon credit, and that no mechanic's, materialman's or other lien for any such labor or materials shall attach to or affect the reversion or other estate or interest of Landlord in and to the Leased Premises, the Building or the Land. Whenever and as often as any mechanic's lien or materialman's lien shall have been filed against the Leased Premises, the Building or the Land based upon any act or interest of Tenant or of anyone claiming through or under Tenant, or if any lien with respect thereto shall have been filed affecting any materials, machinery or fixtures used in the construction, repair or operation thereof or annexed thereto by Tenant or anyone claiming through or under Tenant, Tenant shall, at its expense, immediately take such action by bonding, deposit or payment as will remove or satisfy the lien or other security interest. If Tenant fails to remove, bond or discharge the lien or other security interest within forty-five (45) days after receipt of demand therefor by Landlord, Landlord, in addition to any other remedy under this Lease and without waiving or releasing Tenant's default in not timely discharging the lien or security interest, may pay the amount secured by such lien or security interest or discharge the same by deposit, bonding or otherwise and the amount so paid, deposited or employed to obtain such bond shall be collectible as Additional Charges. The provisions of this subsection shall not be applicable to liens filed with respect to work done for Tenant's account by Landlord at Landlord's expense.

     (g) Landlord's Work. Landlord shall, with diligence and dispatch, at its
         ---------------
sole cost and expense, demolish the existing tenant installation as necessary, install the electric submeters referred to in Section 5(c), construct such demising walls as are necessary to separate the Leased Premises from the remainder of the Building based upon plans prepared by Tenant's architect and approved by Landlord pursuant to the terms and provisions of Section 9(a) hereof, and, to the extent required as a result of such division, adjust the Building's fire alarm system and damper. In addition, Landlord shall deliver the Leased Premises to Tenant with the following work completed: (i) primary HVAC distribution system up to and including the main HVAC duct serving the Leased Premises; (ii) electrical services of 8 watts per rentable square foot, (iii) the sprinkler system which is currently installed in the Leased Premises, including the existing branch distribution, and (iv) uninterruptable power service/emergency power service ("UPS/EPS") capability of 175 KVA. Tenant shall be responsible for the connection of the UPS/EPS system to Tenant's equipment. Landlord's current estimate of Tenant's prorated annual cost for use of the UPS/EPS system is Eight Thousand Dollars ($8,000.00); however, this shall not be intended nor construed as a representation as to future costs for operation of this system. Tenant acknowledges that the Leased Premises have been fully built out with a modern computer installation, including substantial Building and tenant enhancements and alterations, and, subject only to the foregoing provisions concerning Landlord's Work, Tenant agrees to accept the Leased Premises in the current "as is" condition. Tenant agrees to reimburse Landlord upon request for any out-of-pocket third-party costs reasonably incurred by Landlord in reviewing Tenant's plans. Landlord and Tenant hereby agree that (i) if at any time after the commencement of the Term, any Governmental Authority shall contend or declare that the Common Areas do not comply with the Americans with Disabilities Act (the "Act"), Landlord shall promptly perform such work as is necessary to cause the Common Areas to comply with the Act, at Landlord's sole cost and expense to the extent the Common Areas do not comply in all material respects with the Act as of the date hereof, and (ii) if at any time after the commencement of the Term, any Governmental Authority shall contend or declare that the Leased Premises do not comply with the Act, Tenant shall promptly perform such work as is necessary to cause the Leased Premises to comply with the Act, at Tenant's sole cost and expense. It is expressly understood and agreed that once

Landlord's Work is completed. Landlord shall deliver possession of the Leased Premises so that Tenant's sole obligation is to obtain a building permit, if necessary, for Tenant's Initial Work to the Leased Premises.

     Landlord shall provide Tenant with the use of two (2) 40 ton Liebert Air Handler Units (the "Liebert Units") with dehumidification for Tenant's data center on an "as-is" basis", which shall be in working condition at the time of turnover to Tenant. Landlord expressly disclaims all warranties and representations express or implied, as to such Units or the condition thereof, including warranties of merchantability and fitness for use. Tenant to be responsible for any costs associated with relocation of the Units, as well as the operation, replacement and maintenance of these Units. Landlord shall be responsible for the costs of repiping chilled water connections to the Liebert Units. Said Units shall, however, remain the property of Landlord.

     (h) Installation of Satellite Dish on Roof. To the extent that space is
         --------------------------------------
available, installation may be accomplished without interfering with any other dish, antennae or building equipment on the date hereof, Tenant shall have the right to install two (2) satellite dishes on the roof of the Building, at Tenant's sole cost and expense. Such installation shall be subject to applicable zoning requirements and local building codes. Any such installed dish shall not be visible from the street and Tenant shall provide screening approved by Landlord, as permitted by local building codes, at Tenant's sole cost and expense. At the end of the Term, or the earlier termination of this Lease, Tenant shall, at the request of Landlord, remove the satellite dishes at Tenant's sole cost and expense.

     10.  Tenant's Signs.
          --------------
     (a) Exterior Signs. Except as provided in Section 9(h), Landlord has not
         --------------
granted to Tenant any rights in or to the roof or the exterior surfaces of the perimeter walls of the Building, control of which is hereby reserved to Landlord. Tenant shall not display or erect any lettering, signs, advertisements, awnings or other projections on the exterior of the Leased Premises or in the interior of the Leased Premises if visible from outside the Building. Landlord shall provide entry door lettering at the entrance to the Leased Premises and signage located on the Building's outdoor monument identifying Tenant in the style and color selected by Landlord for the Building. The number, size, color, style and configuration of such lettering shall be determined by Landlord consistent with other tenants' signage at the Building.

     (b) Building Directory and Reception. In the event Landlord maintains a
         --------------------------------
building directory in the lobby of the Building listing the Tenants occupying the Building, Tenant shall have the right to have its name and the names of its senior personnel listed on such directory. The listing of any name other than Tenant on the directory shall not operate to vest in the named party any interest in this Lease or in the Leased Premises.

     11.  Tenant's Insurance.
          ------------------

     (a) Liability Insurance. Tenant, at Tenant's sole cost and expense, shall
         -------------------
obtain and maintain in effect throughout the Term a policy of commercial general liability insurance (ISO form or equivalent), including contractual liability insurance or a contractual liability endorsement as described in subsection (f) hereof, naming Landlord and the Additional Insured as additional insureds, protecting Landlord, Tenant and the Additional Insured against liability for bodily injury, death and property damage occurring upon or in the Leased Premises, with such policy to afford protection to the limit of not less than $5,000,000 combined single limit annual aggregate for bodily injury, death and property damage. If such policy also covers locations other than the Leased Premises, the policy shall include a provision to the effect that the aggregate limit of $5,000,000 shall apply separately at the Leased Premises and that the insurer will provide notice to Landlord if the aggregate is reduced either by payment of claims or the establishment of reserves for claims if the payments or reserves exceed $250,000. If the aggregate limit of $5,000,000 is reduced by the payment of a claim or the establishment of a reserve, Tenant agrees to take immediate steps to have the aggregate limit restored by endorsement to the existing policy or the purchase of an additional insurance policy which complies with this subsection.

     (b) Property Damage Insurance. Tenant, at Tenant's sole cost and expense,
         -------------------------
shall, throughout the Term, keep all Alterations and Tenant's Personal Property insured under a policy of property damage insurance providing all-risk coverage in an amount sufficient to prevent Tenant from becoming a co-insurer.

     (c) Policy Requirements. The insurance policies required to be obtained by
         -------------------
Tenant under this Section: (i) shall be issued by an insurance company of recognized responsibility qualified to do business in the jurisdiction in which the Building is located and which is rated BX or better by Best's Key Rating Guide or which has an equivalent financial rating from a comparable insurance rating organization or which is otherwise acceptable to Landlord, and (ii) in the case of liability insurance, shall be written as primary policy coverage. Neither the issuance of any insurance policy required under this Lease nor the minimum limits specified herein with respect to Tenant's insurance coverage shall be deemed to limit or restrict in any way Tenant's liability arising under or out of this Lease.

     (d) Evidence of Insurance. With respect to each insurance policy required
         ---------------------
to be obtained by Tenant under this Section, on or before the Lease Commencement Date, and upon request, at least ten (10) days before the expiration of any expiring certificate previously furnished, Tenant shall deliver to Landlord a certificate of insurance therefor. Each insurance policy required to be carried hereunder by or on behalf of Tenant shall provide (and any certificate evidencing the existence of each such insurance policy shall certify) that such insurance policy shall not be canceled or amended (other than to increase the amount of coverage) unless Landlord shall have received ten (10) days' prior written notice of such cancellation or amendment (or, in the case of cancellation for nonpayment of premiums, ten (10) days' prior written notice).

     (e) Landlord's Indemnification. Except for the willful or negligent acts or
         --------------------------
omissions of Landlord or its agents, employees or contractors, Tenant hereby agrees to indemnify and hold harmless Landlord, the Additional Insured and the officers, directors, agents and employees of Landlord and the Additional Insured, from and against any and all claims, losses, actions, damages, liabilities and expenses (including reasonable attorneys' fees and disbursements) that (i) directly arise from or are in connection with Tenant's possession, use, occupancy, management, repair, maintenance or control of the Leased Premises, or any portion thereof, the making or removal of Alterations, or the business conducted by Tenant in the Leased Premises, or (ii) directly arise from or are in connection with any willful or negligent act or omission of Tenant or Tenant's Associates, or (iii) directly result from any default, breach, violation or nonperformance of its obligations under this Lease by Tenant. Tenant shall, at its own cost and expense, defend any and all actions, suits and proceedings which may be brought against Landlord, the Additional Insured and the officers, directors, agents and employees of, and any partners in, Landlord and the Additional Insured, or any of them, with respect to the foregoing or in which Landlord, the Additional Insured and the officers, directors, agents and employees of, and any partners in, Landlord and the Additional Insured, or any of them, may be named or impleaded. Tenant shall pay, satisfy and discharge any and all final money judgments which may be established or recovered against Landlord, the Additional Insured and the officers, directors, agents and employees of, and any partners in , Landlord and the Additional Insured, or any of them, in connection with the foregoing.

     (f) Contractual Liability Insurance. Tenant agrees to keep and maintain, as
         -------------------------------
part of the coverage of its policy(ies) of liability insurance, contractual liability coverage or a contractual liability endorsement covering Tenant's liability to Landlord for bodily injury or damage to property of others or otherwise under subsection (e), in the same limits required by subsection (a).

     (g) Prohibition Against Concurrent Insurance. Except with respect to the
         ----------------------------------------
insurance required by subsection (a), Tenant shall not take out separate insurance concurrent in form or contributing in the event of loss with that required in Section 12 to be carried by, or which may reasonably be required to be carried by, Landlord unless Landlord and the Additional Insured are included therein as insureds and Landlord is promptly notified of the existence, nature, carrier and extent of such insurance.

     12. Landlord's Insurance.
         --------------------

     (a) Property Damage Insurance. Landlord, at its cost and expense, shall,
         -------------------------
throughout the Term, keep the Building and the Parking Spaces, but not any Alterations or Tenant's Personal Property, insured under a policy of property damage insurance providing all-risk coverage in an amount sufficient to prevent Landlord from becoming a coinsurer.

     (b) Liability Insurance. From and after the Lease Commencement Date,
         -------------------
Landlord shall obtain and maintain in effect at all times during the Term a policy of commercial general liability insurance, including contractual liability insurance or a contractual liability endorsement comparable to that required to be maintained by Tenant pursuant to Section 11, naming Tenant as an additional insured, insuring Landlord and Tenant against liability for bodily injury, death and property damage arising out of or relating to the negligence of Landlord and occurring upon, in or about the Land, the Building and the Parking Spaces, with such policy to afford protection to the limit of not less than $5,000,000 combined single limit annual aggregate for bodily injury, death and property damage.

     (c) Blanket Policy. Landlord shall have the right to comply with and
         --------------
satisfy its obligations under subsections (a) and (b) by means of a so-called blanket policy or policies of insurance covering this and other liability and locations of Landlord and its Affiliates, provided that such policy or policies by the terms thereof shall allocate to the Building and the liabilities to be insured hereunder an amount not less than the amount of insurance required to be carried pursuant to this Section, so that the proceeds from such insurance shall not be less than the amount of proceeds that would be available if Landlord were insured under a unitary policy.

     (d) Waiver of Subrogation. Landlord and Tenant shall each cause to be
         ---------------------
included in each of its policies insuring against loss, damage to or destruction of property by fire or other insured peril, including Landlord's policies of rent insurance, a waiver of the insurer's right of subrogation against the other party hereto and the officers, directors, agents and employees of, and any partners in, the other party (and, in the case of Tenant's policies, against the Additional Insured and its officers, directors, agents and employees), or, if such waiver at any time becomes unobtainable (i) an express agreement that such policy shall not be invalidated if the insured waives or has waived before she loss the right of recovery against any party responsible for an insured casualty, or (ii) any other form of permission for the release of such responsible party, provided such waiver, agreement or permission is obtainable under normal commercial insurance practice at the time. If such waiver, agreement or permission shall not be, or shall cease to be, obtainable without additional charge or at all, the insured party shall so notify the other party promptly after notice thereof. If the other party shall agree in writing to pay the insurer's additional charge therefor, such waiver, agreement or permission shall (if obtainable) be included in the policy. Landlord and Tenant hereby acknowledge and agree that such waiver is obtainable under normal commercial insurance practice on the date of this Lease at no additional charge.

     (e)  Waiver of Recovery. Subject to obtaining the above described clauses
          ------------------
or endorsements of waiver of subrogation or consent to a waiver of right of recovery, Landlord and Tenant hereby agree not to make any claim against or seek to recover from the other for any loss or damage to its property or the property of others resulting from fire or other hazards covered by such property insurance; provided, however, that the release, discharge, exoneration and covenant not to sue herein contained shall be limited by and coextensive with the terms and provisions of the waiver of subrogation clause or endorsements or clauses or endorsements consenting to a waiver of right to recovery.

     13.  Damage by Fire or Other Casualty.
          --------------------------------

     In the event of loss of, or damage to, the Leased Premises or the Building by fire or other casualty, the rights and obligations of Landlord and Tenant shall be as follows:

     (a)  Repair of Damage. If the Leased Premises or any part thereof shall be
          ----------------
damaged by fire or other casualty, Tenant shall give prompt notice thereof to Landlord. Landlord, upon receiving such notice and adjustment of the insurance loss, shall proceed promptly and with reasonable diligence, subject to Unavoidable Delays, to repair, or cause to be repaired, such damage, but not damage to any Alterations or Tenant's Personal Property.

     (b)  Abatement of Basic Rent and Additional Charges. If the Leased Premises
          ----------------------------------------------
or any part thereof shall be rendered untenantable by reason of such damage, whether to the Leased Premises or the Building and shall not in fact be used by Tenant, the Basic Rent and Additional Charges shall be abated for the proportion of the Leased Premises rendered untenantable for the period from the date of such damage to the date when the damage which Landlord is obligated to repair shall have been repaired or the date on which this Lease is terminated pursuant to subsection (c), whichever occurs first. However, if, before the date when all of the damage required to be repaired by Landlord shall have been repaired, any part of the Leased Premises so damaged shall be repaired to the condition required by subsection (e), then the amount by which the Basic Rent and Additional Charges shall be abated shall be equitably apportioned for the period from the date of completion of such repair. If Tenant reoccupies a portion of the Leased Premises during the period of repair, the Basic Rent and Additional Charges allocable to such reoccupied portion, based upon the proportion which the re-occupied portion of the Leased Premises bears to the total area of the Leased Premises, shall be payable by Tenant from the date of such occupancy. For purposes of this Section, all or a part of the Leased

Premises shall be deemed to be "untenantable" if, because of the fire or other casualty, Tenant is unable to use all or such part of the Leased Premises for the uses permitted by Section 6(a).

     (c) Termination of Lease by Landlord or Tenant. If as a result of fire or
         ------------------------------------------
other casualty more than fifty percent (50%) of the Building is rendered untenantable, Landlord may, within sixty (60) days from the date of such fire or casualty, terminate this Lease by notice to Tenant, specifying a date, not less than twenty (20) nor more than forty (40) days after the giving of such notice, on which the Term shall expire as fully and completely as if such date were the date herein originally fixed for the expiration of the Term. If the Leased Premises are damaged as a result of fire or other casualty and if Landlord reasonably determines that the damage to the Leased Premises (but not the damage to any Alterations or Tenant's Personal Property) is so extensive that such damage cannot be substantially repaired within 120 days from the date of the fire or other casualty, Landlord shall notify Tenant of that fact. Within fifteen (15) days after receipt of Landlord's notice, Tenant may terminate this Lease by notice to Landlord, specifying a date, not less than twenty (20) nor more than forty (40) days after the giving of such notice, on which the Term shall expire as fully and completely as if such date were the date originally fixed for the expiration of the Term, except that neither party shall have the right to terminate this Lease if the fire or other casualty was caused by Tenant's willful or negligent act. If either Landlord or Tenant terminates this Lease pursuant to this subsection, the Basic Rent and Additional Charges shall be apportioned as of the date of such termination, subject to any partial abatement provided for in subsection (b). Any dispute between Landlord and Tenant concerning the time periods within which the Leased Premises can be repaired shall be submitted to arbitration pursuant to Section 28. If neither Landlord nor Tenant so elects to terminate this Lease, then Landlord shall proceed to repair the damage to the Building and the damage to the Leased Premises (but not the damage to any Alterations or Tenant's Personal Property, if any shall have occurred), and the Basic Rent and Additional Charges shall meanwhile be apportioned and abated, all as provided in subsection (b). If Landlord shall fail to repair the damage to the Building and the Leased Premises as so required then, in such event, Tenant shall have the right to terminate this Lease and shall have no further obligations hereunder.

     (d) Insurance Proceeds. The proceeds payable under all policies of property
         ------------------
damage insurance maintained by Landlord on the Building shall belong to and be the property of Landlord, and Tenant shall not have any interest in such proceeds. Tenant agrees to look to its own policies of property damage insurance in the event of damage to any Alterations or Tenant's Personal Property.

     (e) Limitation on Landlord's Duty to Repair. Landlord shall not be required
         ---------------------------------------
to repair or replace any Alterations or any of Tenant's Personal Property, but Landlord's only obligation under subsection (a) shall be to repair or replace the damaged portions of the Building to the condition necessary to enable Tenant, in accordance with accepted construction practices, to begin the repair or replacement of the Alterations and Tenant's Personal Property. Landlord shall not be obligated to make any payment to Tenant for damages or compensation for inconvenience, loss of business or annoyance arising from any damage to or repair or restoration of any portion of the Leased Premises or of the Building.

     (f) Inapplicability of Other Laws. The provisions of this Section shall be
         -----------------------------
considered an express agreement governing any instance of damage or destruction of the Building or the Leased Premises by fire or other casualty, and any law now or hereafter in force providing for such a contingency in the absence of express agreement to the contrary shall have no application.

     (g) Landlord Released from Liability. As long as Tenant's policies of
         --------------------------------
property damage insurance include the waiver of subrogation or agreement or permission to release liability referred to in Section 12(d), Tenant, to the extent that such insurance is in force and collectible, hereby waives (and agrees to cause all other occupants of the Leased Premises to execute and deliver to Landlord instruments waiving) any right of recovery against Landlord, the Additional Insured and any of their respective officers, directors, agents, employees, partners, contractors or invitees, for any loss or damage to any Alterations or Tenant's Personal Property caused by fire or other insured peril. If at any time any of Tenant's policies shall not include such waiver of subrogation or agreement or permission or similar provisions, the waiver set forth in the preceding sentence shall, upon notice given by Tenant to Landlord, be of no further force or effect from and after the giving of such notice (or, if such insurer shall not grant such waiver for all of the required parties, such waiver shall be of no force or effect only with respect to the required parties not included in such waiver). If Tenant fails to obtain and maintain the policy of property damage insurance required by Section 11(b), Tenant hereby waives (and agrees to cause all occupants of the Leased Premises to execute and deliver to Landlord instruments waiving) any right of recovery against Landlord, the Additional Insured and any of their respective officers, directors, agents, employees, partners, contractors and invitees for any loss or damage to any Alterations or Tenant's Personal Property caused by fire or other peril of the type that would have been insured against by the policy of property damage insurance required by Section 11(b) if Tenant had obtained such policy and such policy had been in effect on the date of the fire or other insured peril.

     (h) Tenant Released from Liability. As long as Landlord's policies of
         ------------------------------
property damage insurance include the waiver of subrogation or agreement or permission to release liability referred to in Section 12(d), Landlord, to the extent that such insurance is in force and collectible, hereby waives any right of recovery against Tenant, any other permitted occupant of the Leased Premises and any of their respective officers, directors, agents, employees, partners, contractors or invitees, for any loss or damage to the Building caused by fire or other insured peril. If at any time any of Landlord's policies of property damage insurance shall not include such waiver of subrogation or agreement or permission or similar provisions, the waiver set forth in the foregoing sentence shall be of no further force or effect (or, if the insurer shall not grant such waiver for all of the required parties, such waiver shall be of no force or effect only with respect to the required parties not included in such waiver).

     14. Condemnation.
         ------------

     (a) Effect of Taking. In the event of a Taking of the whole of the Leased
         ----------------
Premises, this Lease shall terminate as of the date of such Taking. If only a part of the Leased Premises shall be so taken then, except as otherwise provided in this subsection, this Lease shall continue in force and effect but, from and after the date of the Taking, the Basic Rent and Additional Charges shall be equitably reduced on the basis of the Rentable Area so taken. If a part of the Building shall be taken, and if either (i) the part of the Building so taken contains more than twenty-five percent (25%) of the Rentable Area immediately before such Taking, or (ii) in Landlord's reasonable opinion, it shall be impracticable to continue to operate the Building, then Landlord, at Landlord's option, may give to Tenant within sixty (60) days after the date upon which Landlord shall have received notice of the Taking, a thirty (30) days' notice of termination of this Lease. If a part of the Building shall be taken, and if either (i) the part of the Building so taken contains more than twenty-five percent (25%) of the Rentable Area immediately before such Taking, or (ii) by reason of such Taking all or substantially all of the Leased Premises becomes untenantable (within the meaning of Section 13(b)), then Tenant, at Tenant's option, may give to Landlord within sixty (60) days after the date upon which Tenant shall have received notice of such Taking, a thirty (30) days' notice of termination of this Lease. If a thirty (30) days' notice of termination is given by Landlord or Tenant, this Lease shall terminate upon the earlier of (x) the date on which title to the part of the Building taken vests in the condemning authority, or (y) the expiration of the thirty (30) day period. If a Taking occurs which does not result in the termination of this Lease, Landlord shall repair, alter and restore the remaining portions of the Leased Premises (but not Alterations) to their former condition to the extent that the same may be feasible.

     (b) Award. Landlord shall have the exclusive right to receive any and all
         -----
awards made with respect to the Leased Premises, the Building and the Land accruing by reason of a Taking or by reason of anything lawfully done in pursuance of public or other authority. Tenant hereby releases and assigns to Landlord all of Tenant's rights to such awards and covenants to deliver such further assignments and assurances thereof as Landlord may from time to time request, hereby irrevocably designating and appointing Landlord as its attorney-in-fact coupled with an interest to execute and deliver in Tenant's name and behalf all such further assignments. Tenant shall not have the right to claim any award for the value of the leasehold estate under this Lease, but Tenant shall have the right to make its own claim against the condemning authority for a separate award for the value of any Alterations made by Tenant, or Tenant's Personal Property, at its expense, reduced by the amount (if any) of any contribution paid by Landlord to Tenant in connection with such Alterations, and Tenant's personal Property and for moving and relocation expenses, as may be allowed by law and which do not constitute part of the compensation for the Building or the Land, or both, and do not diminish the amount of the award to which Landlord would otherwise be entitled.

     15. Assignment and Subletting
         -------------------------

     (a) Assignment and Subletting Prohibited. Except as otherwise provided in
         ------------------------------------
this Section, Tenant shall not, directly or indirectly, mortgage, pledge, encumber, sell, assign or transfer this Lease, in whole or in part, by operation of law or otherwise, or sublease all or any part of the Leased Premises, without Landlord's prior consent, which consent will be timely communicated (but in no event later than thirty (30) days after receipt) and may be withheld for any reason whatsoever except as otherwise provided in this Section. In connection with any request by Tenant for such consent to assign or sublet, Tenant shall submit to Landlord, in writing, at least thirty (30) days before the proposed effective date, a statement containing the name of the proposed assignee or subtenant, such information as to its financial responsibility and standing as Landlord may reasonably require, and all of the terms and provisions upon which the proposed assignment or subletting is to be made, and, unless the proposed sublet area shall constitute the entire Leased Premises, such statement shall be accompanied by a floor plan delineating the proposed sublet area. Any attempted transfer, assignment, subletting, mortgaging or encumbering of this Lease in violation of the provisions of this Section shall be void and confer no rights upon any Person. No permitted assignment or subletting shall relieve Tenant of any of its obligations under this Lease. Landlord and Tenant agree that except as otherwise provided in subsection (f), (i) any consideration paid to Tenant in connection with a subletting of all or any part of the Leased Premises which is in excess of the Basic Rent and Additional Charges payable under this Lease, and
(ii) any consideration paid to Tenant or any subtenant or other Person claiming through or under Tenant in connection with an assignment of the Tenant's interest in this Lease or the interest of any subtenant or other Person claiming through or under Tenant under any sublease, shall accrue to the benefit of Landlord and not to the benefit of Tenant or any subtenant or other Person claiming through or under Tenant, and Landlord shall have the right to condition its consent to any such assignment or subletting upon receipt by Landlord of Tenant's or any subtenant's or other Person's written confirmation of, and other evidence of compliance with, the provisions of clause (i) or (ii), as the case may be.

     (b) Permitted Assignments. Notwithstanding anything to the contrary set
         ---------------------
forth in this Section 15, Tenant shall have the privilege, without the consent of Landlord, or incurring any payment to Landlord, but subject to the requirements of subsection
(g), to assign its interest in this Lease to any Person who (i) acquires all, or substantially all, of Tenant's assets, either by merger, consolidation or otherwise and (ii) has a net worth, determined in accordance with generally accepted accounting principles consistently applied, immediately after the assignment, which is not less than the net worth of Tenant as of the date hereof.

     (c) Subletting to Affiliates. Notwithstanding anything to the contrary set
         ------------------------
forth in this Section 15, Tenant shall have the privilege, without the consent of Landlord, or incurring any payment to Landlord, but subject to the requirements of subsection (g), to sublet all or any portion of the Leased Premises to Affiliates of Tenant. In addition, Tenant shall have the right to sublet, without Landlord's prior consent, any portion of the Leased Premises to any consultants retained by Tenant who are actively involved in the business Tenant is conducting in the Leased Premises, provided that any such subtenant does not generate direct income or profits to Tenant.

     (d) Change of Corporate Control. If Tenant is a corporation, any transfer
         --------- -----------------
of any of Tenant's issued and outstanding capital stock or any issuance of additional capital stock, as a result of which the majority of the issued and outstanding capital stock of Tenant is held by a Person or Persons who do not hold a majority of the issued and outstanding capital stock of Tenant on the date of this Lease, in the case of the original Tenant, or on the date on which Tenant acquires the leasehold estate under this Lease, in the case of a direct or indirect assignee of the original Tenant, shall be deemed an assignment under this Section; provided, however, that this sentence shall not apply to a corporation if all of the outstanding voting stock of such corporation is registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended. If Tenant is a partnership, any transfer of any interest in the partnership or any other change in the composition of the partnership which results in a change in the control of Tenant from the Person or Persons controlling the partnership on the date of this Lease, in the case of the original Tenant, or on the date on which Tenant acquires the leasehold estate under this Lease, in the case of a direct or indirect assignee of the original Tenant, shall be deemed an assignment under this Section.

     (e) Permitted Sublettings. Unless an Event of Default has occurred and is
         ---------------------
continuing, Landlord shall not unreasonably withhold or delay Landlord's consent to sublettings by Tenant of a part or parts of the Leased Premises, but Landlord shall not be obligated to consent to a subletting that would result in more than two (2) tenants (including Tenant to the extent Tenant continues to occupy a portion of the Leased Premises) or, if greater, the number of tenants to which Landlord has leased comparable space on any floor in the Building, occupying any floor of the Leased Premises or what is for a use prohibited by Section 6(a). Each such subletting shall be for undivided occupancy by the subtenant of that part of the floor of the Building affected thereby for the use permitted under this Lease. Landlord may, however, withhold such consent if, in Landlord's reasonable judgment, the proposed subtenant (i) is not engaged in a business consistent with the character and dignity of the Building, (ii) the proposed subtenant does not have sufficient financial resources to perform its obligations under the sublease, or (iii) the proposed subtenant will impose any additional material burden upon Landlord in the operation of the Building (to an extent greater than the burden to which Landlord would have been put if Tenant continued to use, or used, such part of the Leased Premises for its own purposes). In the event of any dispute between Landlord and Tenant as to the reasonableness of Landlord's refusal to consent to any subletting, such dispute shall be submitted to arbitration pursuant to Section 28. If any portion or portions of the Leased Premises are sublet in accordance with the terms of this
Section 15, any such subtenant shall not, directly or indirectly, mortgage, pledge, encumber, sell, assign or transfer its interest in the sublease, in whole or in part, by operation of law or otherwise, or sublease all or any part of the Leased Premises without Landlord's prior consent, which may be withheld for any reason whatsoever.

     (f) Assignment and Subletting Profit. Except as provided in Section 15(b)
         --------------------------------
hereof, if Tenant's interests under this Lease are assigned in accordance with the terms hereof, Tenant shall promptly pay to Landlord an amount equal to fifty percent (50%) of all consideration received by Tenant in respect of such assignment after deducting from such consideration any actual, reasonable and customary out-of-pocket expenses incurred by Tenant for advertising, brokerage commissions and legal fees in obtaining the assignee and in preparing the assignment documents and any cost of preparing such space for occupancy by the assignee. If any portion or portions of the Leased Premises are sublet (other than to an Affiliate pursuant to Section 15(c) hereof in which Tenant or an Affiliate owns a fifty percent 50% or more equity interest) and if the rent received by Tenant on account of such subletting exceeds the Basic Rent and Additional Charges allocated to the space that is subject to the sublease in the proportion that the area of such space bears to the Rentable Area, after deducting actual, reasonable and customary out-of-pocket expenses incurred by Tenant in connection with such sublease for any work allowance, advertising, brokerage commissions and legal fees in obtaining a subtenant and preparing a sublease and the cost of preparing such space for occupancy by the subtenant (as such costs are amortized over the term of the sublease) (such excess being hereinafter referred to as "Subletting Profit"), then Tenant shall pay to Landlord fifty percent (50%) of Tenant's Subletting Profit, monthly as received by Tenant from the subtenant(s). Tenant shall be entitled to retain 100% of Tenant's Subletting Profit resulting from a sublease to an Affiliate pursuant to
Section 15(c) hereof.

     (g) Documentation. No permitted assignment or subletting shall be valid
         -------------
unless, within ten (10) days after the consummation thereof, Tenant shall deliver to Landlord (i) in the case of an assignment, (x) a duplicate original instrument of assignment in form reasonably satisfactory to Landlord, duly executed by Tenant, and (y) an instrument in form and substance reasonably satisfactory to Landlord, duly executed by the assignee, in which such assignee shall agree to observe and perform, and to be personally bound by, all of the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed, whether or not accruing before or after the date of such assignment and whether or not relating to matters arising before or after such assignment, or (ii) in the case of a subletting, a duplicate original counterpart of the sublease signed by Tenant and the subtenant.

     (h) Landlord's Right to Collect Rent. If Tenant's interest in this Lease is
         --------------------------------
assigned, whether or not in violation of the provisions of this Section, Landlord may collect rent from the assignee. If the Leased Premises or any part thereof are sublet to, or occupied or used by, any Person other than Tenant, whether or not in violation of this Section, Landlord, after an Event of Default has occurred and while such Event of Default is continuing, may collect rent from the subtenant, user or occupant. In either case, Landlord shall apply the amount collected to the Basic Rent and Additional Charges Payable under this Lease, but neither any such assignment, subletting, occupancy or use, whether with or without Landlord's prior consent, nor any such collection or application, shall be deemed to be a waiver of any term, covenant or condition of this Lease or the acceptance by Landlord of such assignee, subtenant, occupant or user as Tenant. The consent by Landlord to any assignment or subletting shall not relieve Tenant from its obligation to obtain the express prior consent of Landlord to any further assignment or subletting. Landlord agrees to list the name of any assignee or sublessee on the Building directory; however, the listing of any name other than that of Tenant on any door of the Leased Premises or on any directory in the Building, or otherwise, shall not operate to vest in the Person so named any right or interest in this Lease or in the Leased Premises or be deemed to constitute, or serve as a substitute for, any prior consent of Landlord required under this Section, and is understood that any such listing shall constitute a privilege extended by Landlord which shall be revocable at Landlord's will by notice to Tenant. Neither an assignment of Tenant's interest in this Lease nor a subletting, occupancy or use of the Leased Premises or any part thereof by any Person other than Tenant, nor the collection of rent by Landlord from any Person other than Tenant as provided in this subsection, nor the application of any such rent as provided in this subsection shall, in any circumstances, relieve Tenant from its obligation fully to observe and perform the terms, covenants and conditions of this Lease on Tenants part to be observed and performed.

     16. Default Provisions.
         ------------------

     (a) Events of Default. Each of the following events shall be deemed to be,
         -----------------
and is referred to in this Lease as, an "Event of Default":

     (1) A default by Tenant in making any payment of Basic Rent or Additional Charges on the day such payment is due and payable, which default continues for more than five (5) days after Landlord shall have given Tenant a written notice specifying such default; or

     (2) If, within any period of six (6) consecutive months, Landlord shall have given two (2) written notices of default to Tenant pursuant to paragraph
(1), a further default by Tenant occurs, within the six (6) month period after the giving of the second such notice, in making any payment of Basic Rent or Additional Charges on the date such payment is due and payable which continues for more than five (5) days; or

     (3) The neglect or failure of Tenant to perform or observe any of the terms, covenants or conditions contained in this Lease on Tenant's part to be performed or observed (other than those referred to in paragraphs (1) above and (4) and (5) below) which is not remedied by Tenant (i) within thirty (30) days after Landlord shall have given to Tenant notice specifying such neglect or failure, or (ii) in the case of any such neglect or failure which cannot with due diligence and in good faith be cured within thirty (30) days, within such additional period, if any, as may be reasonably required to cure such default with due diligence and in good faith, provided that Tenant commences the curing of the same within the thirty (30) day period (it being intended that, in connection with any such default which is not susceptible of being cured with due diligence and in good faith within thirty (30) days, the time within which Tenant is required to cure such default shall be extended For such additional period as may be necessary for the curing thereof with due diligence and in good faith); or

     (4) The assignment, transfer, mortgaging or encumbering of this Lease or the subletting of the Leased premises in a manner not permitted by Section 15; or

     (5) The taking of this Lease or the Leased Premises, or any part thereof, upon execution or by other process of law directed against Tenant, or upon or subject to any attachment at the instance of any creditor of or claimant against Tenant, which execution or attachment shall not be discharged or disposed of within sixty (60) days after the levy thereof; or

     (6) The abandonment of the Leased Premises by Tenant and failure by Tenant to pay the Basic Rent and the Additional Charges hereunder.

     (b) Landlord's Rights upon Event of Default. Upon the occurrence of an
         ------------------------------- -------
Event of Default, Landlord shall have the right, at its election, then or at any time thereafter, either:

         (i) To give notice to Tenant that this Lease will terminate on a date to be specified in such notice, which date shall not be less than ten (10) days after such notice, and on the date specified in such notice Tenant's right to possession of the Leased Premises shall cease and this Lease shall thereupon be terminated, but Tenant shall remain liable as provided in subsection (c); or

         (ii) Without demand or notice, to re-enter and take possession of the Leased Premises, or any part thereof, and repossess the same and expel Tenant and those claiming through or under Tenant and remove the effects of both or either, either by summary proceedings, or by action at law or in equity, without being deemed guilty of any manner of trespass and without prejudice to any remedies for arrears of rent or preceding breach of covenant.

If Landlord elects to re-enter under paragraph (ii), Landlord may terminate this Lease, or, from time to time, without terminating this Lease, may relet the Leased Premises, or any part thereof, as agent for Tenant for such term or terms and at such rental or rentals and upon such other terms and conditions as Landlord may deem advisable, with the right to make alterations and repairs to the Leased Premises. No such re-entry or taking of possession of the Leased Premises by Landlord shall be construed as an election on Landlord's part to terminate this Lease unless a written notice of such intention is given to Tenant under paragraph (i) or unless the termination thereof is decreed by a court of competent jurisdiction.

     (c) Tenant's Liability for Damages. If Landlord terminates this Lease
         ------------------------------
pursuant to subsection (b), Tenant shall remain liable (in addition to accrued liabilities) to the extent legally permissible for (i) the sum of (x) all Basic Rent and Additional Charges provided for in this Lease until the date this Lease would have expired had such termination not occurred, and (y) any and all reasonable expenses incurred by Landlord in re-entering the Leased Premises, repossessing the same, making good any default of Tenant, painting, altering or dividing the Leased Premises, combining the same with any adjacent space for any new tenants, putting the same in proper repair, reletting the same (including any and all reasonable attorneys fees and disbursements and reasonable brokerage fees incurred in so doing), and any and all expenses which Landlord may incur during the occupancy of any new tenant (other than expenses of a type that are Landlord's responsibility under the terms of this Lease); less (ii) the proceeds of any reletting actually received by Landlord. Tenant agrees to pay to Landlord the difference between items (i) and (ii) above with respect to each month during the period that would have constituted the balance of the Term, at the end of such month. Any suit brought by

Landlord to enforce collection of such difference for any one month shall not prejudice Landlord's right to enforce the collection of any difference for any subsequent month. In addition to the foregoing, Tenant shall promptly pay to Landlord such sums as the court which has jurisdiction thereover may adjudge reasonable as attorneys fees with respect to any successful legal proceeding or action instituted by Landlord to enforce the provisions of this Lease. Landlord shall use reasonable efforts to relet the whole or any part of the Leased Premises for the whole of the unexpired Term, or longer, or from time to time for shorter periods, for any rental then obtainable, giving such concessions of rent and making such alterations, decorations and paintings for any new tenant as Landlord, in its sole and absolute discretion, may deem advisable, provided, however, that Landlord shall not be obligated to use any efforts to relet any of the Leased Premises to the extent Landlord is attempting to lease any comparable space in the Building. Tenant's liability under this subsection shall survive the institution of summary proceedings and the issuance of any warrant thereunder.

     (d) Liquidated Damages. If Landlord terminates this Lease pursuant to
         ------------------
subsection (b), Landlord shall have the right, at any time, at its option, to require Tenant to pay to Landlord, on demand, as liquidated and agreed final damages in lieu of Tenant's liability under subsection (c), an amount equal to the difference, discounted to the date of such demand at an annual rate of interest equal to the then-current yield on actively traded U.S. Treasury bills having a maturity substantially comparable to the remaining term of this Lease as of the date of such termination, as published in the Federal Reserve Statistical Release for the week before the date of such termination, between
(i) the Basic Rent and Additional Charges, computed on the basis of the then-current annual rate of Basic Rent and Additional Charges and all fixed and determinable increases in Basic Rent, which would have been payable from the date of such demand to the date when this Lease would have expired, if it had not been terminated, and (ii) the then fair rental value of the Leased Premises for the same period (taking into account reletting expenses, including the cost to paint, alter or divide the space, combine the same with any adjacent space for any new tenants, put the same in proper repair, reasonable attorneys' fees and disbursements, reasonable brokerage fees and any and all expenses that Landlord would incur during the occupancy of any new tenant (other than expenses of a type that are Landlord's responsibility under the terms of this Lease)). Upon payment of such liquidated and agreed final damages, Tenant shall be released from all further liability under this Lease with respect to the period after the date of such demand if, after the Event of Default giving rise to the termination of this Lease, but before presentation of proof of such liquidated damages, the Leased Premises, or any part thereof, shall be relet by Landlord for a term of one year or more, the amount of rent reserved upon such reletting shall be deemed to be the fair rental value for the part of the Leased Premises so relet during the term of such reletting.

     17. Intentionally Deleted.

     18. Bankruptcy Termination Provision.
         --------------------------------

     This Lease shall automatically terminate and expire, without the performance of any act or the giving of any notice by Landlord, upon the occurrence of any of the following events: (a) Tenant's admitting in writing its inability to pay its debts generally as they become due, or (b) the commencement by Tenant of a voluntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency or other similar law, or (c) the entry of a decree or order for relief by a court having jurisdiction over the premises in respect of Tenant in an involuntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency or other similar law, and the continuance of any such decree or order unstayed and in effect for a period of 30 consecutive days, or
(d) Tenant's making an assignment of all or a substantial part of its property for the benefit of its creditors, or (e) Tenant's seeking or consenting to or acquiescing in the appointment of, or the taking of possession by, a receiver, trustee or custodian for all or a substantial part of its property, or (f) the entry of a court order without Tenant's consent, which order shall not be vacated, set aside or stayed within thirty (30) days from the date of entry, appointing a receiver, trustee or custodian for all or a substantial part of its property. The provisions of this Section shall be construed with due recognition for the provisions of the federal bankruptcy laws, where applicable, but shall be interpreted in a manner which results in a termination of this Lease in each and every instance, and to the fullest extent, that such termination is permitted under the federal bankruptcy laws, it being of prime importance to the Landlord to deal only with tenants who have, and continue to have, a strong degree of financial strength and financial stability.

     19. Landlord May Perform Tenant's Obligations.
          ----------------------------------------

     If Tenant shall fail to keep or perform any of its obligations as provided in this Lease with respect to (a) maintenance of insurance, (b) repairs and maintenance of the Leased Premises, (c) compliance with Legal Requirements or Insurance Requirements, or (d) the making of any other payment or performance of any other obligation, then Landlord may (but shall not be obligated to do so) upon the continuance of such failure on Tenant's part for fifteen (15) days after notice to Tenant, or without notice in the case of an emergency, and without waiving or releasing Tenant from any obligation, and as an additional but not exclusive remedy, make any such payment or perform any such obligation. All reasonable sums so paid by Landlord and all necessary incidental costs and expenses, including attorneys' fees and disbursements, incurred by Landlord in making such payment or performing such obligation, together with interest thereon from the date of payment at the Default Interest Rate, shall be deemed Additional Charges and shall be paid to Landlord on demand, or at Landlord's option may be added to any installment of Basic Rent thereafter falling due.

     20. Subordination.
         -------------

     (a) Mortgages. This Lease and Tenant's interest hereunder shall have
         ---------
priority over, and be senior to, the Lien of any mortgage, deed of trust or similar instrument ("Mortgage") made by Landlord after the date of this Lease. Landlord hereby represents that there is no mortgage encumbering the Building as of the date of this Lease. However, if at any time or from time to time during the Term, a holder or beneficiary under a Mortgage (a "Mortgagee") or a prospective Mortgagee requests that this Lease be subject and subordinate to its Mortgage, and if Landlord consents to such subordination, this Lease and Tenant's interest hereunder shall be subject and subordinate so the lien of such Mortgage and to all renewals, modifications, replacements, consolidations and extensions thereof and to any and all advances made thereunder and interest thereon, provided that the Mortgagee shall have delivered to Tenant a nondisturbance agreement as described in Section 20(c) of this Lease. Tenant agrees that, within ten (10) days after receipt of a request therefor from Landlord, it will, from time to time, execute and deliver any instrument or other document required by any such Mortgagee to evidence the subordination of this Lease and its interest in the Leased Premises to the lien of such Mortgage, subject to Tenant's receipt of a nondisturbance agreement as described in
Section 20(c) of this Lease. In any event, however, if this Lease shall have priority over the lien of a first Mortgage, this Lease shall not become subject or subordinate to the lien of any subordinate Mortgage, and Tenant shall not execute any subordination documents or instruments for any subordinate Mortgagee, without a nondisturbance agreement as described in Section 20(c) of this Lease.

     (b) Ground Leases. Landlord represents that there is no ground lease
         -------------
relating to either the Land or the Building as of the date of this Lease. This Lease and Tenant's interest hereunder shall be subject and subordinate to each and every ground or underlying lease hereafter made of the Building or the Land, or both, and to all renewals, modifications, replacements and extensions thereof, provided that the lessor under any such ground or underlying lease shall have delivered to Tenant a nondisturbance agreement as described in
Section 20(c) of this Lease. Tenant agrees that, within ten (10) days after receipt of a request therefor from Landlord, it will, from time to time, execute, acknowledge and deliver any instrument or other document required by any such lessor to subordinate this Lease and its interest in the Leased Premises to such ground or underlying lease, subject to Tenant's receipt of a nondisturbance agreement as described in Section 20(c) of this Lease.

     (c) Nondisturbance Agreement. Notwithstanding anything to the contrary set
         ------------------------
forth in Sections 20(a) and (b) of this Lease, this Lease and Tenant's interest hereunder shall only be subject and subordinate to a Mortgage or a ground or underlying lease made by Landlord after the date hereof if (i) such Mortgagee executes and delivers to Tenant an agreement reasonably satisfactory both in form and in substance to such Mortgagee,

Landlord and Tenant, providing that if there shall be a foreclosure of its Mortgage, then provided no Event of Default shall have occurred and be continuing hereunder, such Mortgagee will not join Tenant as a party defendant in any foreclosure action or proceeding that may be instituted or taken by such Mortgagee (unless required by law to make such proceeding effective), evict Tenant, disturb Tenant's possession of the Leased Premises, or terminate or disturb Tenant's Leasehold estate or rights under this Lease or (ii) any such lessor under any such ground or underlying lease executes and delivers to Tenant an agreement reasonably satisfactory both in form and in substance to such lessor, Landlord and Tenant, providing that if the ground or underlying lease shall terminate, then provided no Event of Default shall have occurred and be continuing hereunder, such Lessor will recognize Tenant as the direct tenant of such Lessor on the same terms and conditions as are contained in this Lease and Tenant's rights under this Lease shall not be affected in any way by reason of the termination of such ground or underlying lease (any such agreement being a "Nondisturbance Agreement"). Any such Nondisturbance Agreement may be made on the condition that neither the Mortgagee nor the lessor under any such ground or underlying lease, as the case may be, nor any parties claiming by, through or under such Mortgagee or lessor, as the case may be, including a purchaser at a foreclosure sale, shall be (A) liable for any act or omission of any prior landlord, (B) subject to any defenses or offsets which shall have theretofor accrued to Tenant against any prior landlord, (C) bound by any prepayment of rent which Tenant may have paid to any prior Landlord other than for the then-current month (except to the extent such Prepayment was actually received by such Mortgagee or lessor), (D) bound by any obligation to perform any alterations or to reimburse Tenant for any alterations performed by Tenant, excluding Landlord's Work and Landlord's Contribution, as described herein, or
(E) bound by any previous modification or other agreement with respect to this Lease, unless such modification shall have been expressly approved in writing by such Mortgagee or lessor.

     (d) Mortgagee's Right to Cure. If (i) the Building or the Land, or both, is
         -------------------------
at any time subject to a Mortgage, and (ii) this Lease, or the Basic Rent and Additional Charges payable under this Lease, is assigned to the Mortgagee, and
(iii) the Tenant is given notice of such assignment, including the name and address of the assignee, then, in that event, Tenant shall not terminate this Lease or be entitled to any abatement in the Basic Rent or Additional Charges payable hereunder for any default on the part of the Landlord without first giving notice, in the manner provided elsewhere in this Lease for the giving of notices, to such Mortgagee, specifying the default in reasonable detail, and affording such Mortgagee a reasonable opportunity to make performance, at its election, for and on behalf of the Landlord, except that (x) the Mortgagee shall have at least thirty (30) days to cure such default; (y) where such default cannot be cured within thirty (30) days, the Mortgagee shall have any additional time as may be reasonably necessary to cure the default with reasonable diligence and continuity; and (z) if such default cannot reasonably be cured without the Mortgagee having obtained possession of the Building, the Mortgagee shall have such additional time as may be reasonably necessary under the circumstances to obtain possession of the Building and thereafter to cure the default with reasonable diligence and continuity; provided that such default shall not unreasonably interfere with Tenant's use of the Leased Premises. If more than one Mortgagee makes a written request to Landlord to cure the default, the Mortgagee making the request whose lien is the most senior shall have such right.

     21.  Attornment.
          ----------

     In the event of (a) a transfer of Landlord's interest in the Building, (b) the termination of any ground or underlying lease of the Building or the Land, or both, or (c) the purchase or other acquisition of the Building or Landlord's interest therein in a foreclosure sale or by deed in lieu of foreclosure under any Mortgage or pursuant to a power of sale contained in any Mortgage, then in any of such events Tenant shall, at the request of Landlord or Landlord's successor in interest attorn to and recognize the transferee or purchaser of Landlord's interest or the lessor under the terminated ground or underlying lease, as the case may be, as Landlord under this Lease for the balance then remaining of the Term, and thereafter this Lease shall continue as a direct lease between such Person, as "Landlord," and Tenant, as "Tenant," except that, in the case of (b) and (c) above, such lessor, transferee or purchaser shall not be (i) liable for any act or omission or negligence of any prior landlord (other than to cure any default of a continuing nature); (ii) subject to any counterclaim, defense or offset which theretofore shall have accrued to Tenant against any prior landlord; (iii) bound by the payment of any Basic Rent or Additional Charges for more than one month in advance (unless actually received by such party); or (iv) bound by any modification or amendment of this Lease with respect to which the consent of such Mortgagee or of the lessor under such ground or underlying lease is required pursuant to the terms of such Mortgage or ground or underlying lease, as applicable, unless such modification or amendment shall have been approved in writing by such Mortgagee or lessor, as applicable;
(v) in the event of damage to the Building by fire or other casualty, obligated to repair the Premises or the Building or any part thereof beyond such repair as may be reasonably accomplished from the net proceeds of insurance actually made available to Landlord; or (vi) in the event of partial condemnation, obligated to repair the Premises or the Building or any part thereof beyond such repair as may be reasonably accomplished from the net proceeds of any award actually made available to Landlord as consequential damages allocable to the part of the Premises or the Building not taken. Tenant shall, within ten (10) days after request by Landlord or the transferee or purchaser of Landlord's interest or the lessor under the terminated ground or underlying lease, as the case may be, execute and deliver an instrument or instruments confirming the foregoing provisions of this Section. Tenant hereby waives the provisions of any present or future law or regulation which gives or purports to give Tenant any right to terminate or otherwise adversely affect this Lease, or the obligations of Tenant hereunder, upon or as a result of the termination of any such ground or underlying lease or the completion of any such foreclosure and sale.

     22.  Quiet Enjoyment.
          ---------------

     Landlord covenants that as long as Tenant is paying the Basic Rent and the Additional Charges provided for in this Lease and performing and observing all of the terms, covenants, conditions and provisions of this Lease on Tenant's part to be kept, observed and performed, Tenant shall quietly hold, occupy and enjoy the Leased Premises during the Term without hindrance, ejection or molestation by Landlord or any Person lawfully claiming through or under Landlord.

     23.  Landlord's Right of Access to Leased Premises.
          ---------------------------------------------

     (a)  Landlord's Right of Entry. Subject to the provisions of Section 5(B)
          -------------------------
hereof, Landlord and its agents, employees and contractors shall have the following rights in and about the Leased Premises: (i) to enter the Leased Premises at all reasonable times to examine the Leased Premises or for any of the purposes set forth in this Section or for the purpose of performing any obligation of Landlord under this Lease or exercising any right or remedy reserved to Landlord in this Lease, and if, in the case of an emergency, Tenant or its officers, partners, agents or employees shall not be personally present or shall not open and permit an entry into the Leased Premises at any time when such entry shall be necessary due to such emergency, forcibly to enter the Leased Premises; (ii) to exhibit the Leased Premises to prospective lessees of the Leased Premises at reasonable times during the last twelve (12) months of the Term and to prospective mortgagees or purchasers of the Building and others (other than prospective lessees) at reasonable times and upon reasonable prior notice and for reasonable purposes during the Term; (iii) to make such repairs, alterations, improvements or additions, or to Perform such maintenance, including the maintenance of all plumbing, electrical and other mechanical facilities installed by Landlord, as Landlord may deem necessary or desirable, all in accordance with the terms and conditions of this Lease; and (iv) to make such repairs, alterations or improvements, or to perform maintenance of all heating, ventilating and air conditioning, elevator, plumbing, electrical and other mechanical facilities installed by Landlord, as may be required from time to time by this Lease to be made or performed by Landlord. Landlord agrees to give reasonable prior notice before it exercises its rights under this subsection, except that Landlord may enter the Leased Premises without notice in the case of an emergency. Landlord and Tenant further agree that in cases of regularly-scheduled, routine maintenance with respect to systems services in the Leased Premises, Landlord shall contact Tenant in advance and Tenant shall provide a representative to escort Landlord's employees and contractor while performing such maintenance within the Leased Premises. Landlord's rights and obligations described in this subsection shall be subject to the terms of
Section 35(k).

     (b)  Landlord's Reservation of Rights in Adjacent Areas. Landlord reserves
          --------------------------------------------------
the right to use all parts (except surfaces facing the interior of the Leased Premises) of all exterior walls, windows and doors bounding the Leased Premises (including exterior Building walls, corridor walls, doors and entrances), all terraces and roofs adjacent to the Leased Premises, all space adjacent to the Leased Premises used for shafts, stacks, stairways, chutes, pipes, conduits, ducts, fan rooms, heating, air-conditioning, plumbing, electrical and other mechanical facilities installed by Landlord, service closets and other Building facilities. Nothing contained in this Section shall impose any obligation upon Landlord with respect to the operation, maintenance, alteration or repair of the Leased Premises or the Building, except that Landlord shall repair any damage caused in connection with the exercise of such rights and as otherwise expressly provided in this Lease and shall indemnify and hold Tenant harmless in connection with any damages or losses which may result from any negligent act or omission in the performance of the work described herein.

     (c)  Effect of Landlord's Entry. The exercise by Landlord or its agents,
          --------------------------
employees or contractors of any right reserved to Landlord in this Section shall not constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Landlord, or its agents, or upon any lessor under any ground or underlying lease, by reason of Inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business, or otherwise. Provided, however, Landlord's rights described in this subsection shall be subject to the terms of Section 5(j) and 35(k).

     24.  Limitation on Landlord's Liability.
          ----------------------------------

     (a)  Accidents. Except for damages resulting from the willful or negligent
          ---------
act or omission of Landlord, its agents and employees, Landlord shall not be liable to Tenant or Tenant's Associates for any damage or loss to the property of Tenant or others located in or on the Leased Premises, the Building or the Land, or for any accident or injury, including death, to Persons or for any loss, compensation or claim, including claims for interruption or loss of Tenant's business, based on, arising out of or resulting from the necessity of maintaining or repairing any portion of the Building or the Parking Spaces; the use or operation (by Tenant or any other Person or Persons whatsoever) of any elevators, or heating, cooling, electrical, plumbing or other equipment or apparatus; the termination of this Lease by reason of, or the occurrence of, damage or destruction of the Building or the Leased Premises; any fire, robbery, theft, and/or any other casualty; any leaking in any part or portion of the Leased Premises or the Building; any water, wind, rain, or snow that may leak into, or flow from, any part of the Leased Premises or the Building; any acts or omissions of any occupant of any space in the Building; any water, gas, steam, fire, explosion, electricity or falling plaster; the bursting, stoppage or leakage of any pipes, sewer pipes, drains, conduits, appliances, sprinkler system, plumbing or other works; or any other cause whatsoever whether similar or dissimilar to the foregoing.

     (b)  Parking Spaces. Except for damages resulting from the willful or
          --------------
negligent act or omission (where applicable law imposes a duty to act) of Landlord, its agents and employees, Landlord shall not be liable for any damage or loss to any automobile (or any personal property therein) parked in or on the Parking Spaces or any other part of the Land, or for any injury sustained by any individual in, on or about the Parking Spaces or any other part of the Land.

     (c)  Liability Limited to Landlord's Estate. Notwithstanding any provision
          --------------------------------------
to the contrary, Tenant agrees that (i) the liability of Landlord for the satisfaction of any Claim (as hereinafter defined) shall be limited to Landlord's Estate (as hereinafter defined), (ii) no other properties or assets of Landlord or the Additional Insured or the officers, directors, agents or employees of Landlord or the Additional Insured shall be subject to levy, execution or other enforcement procedures for the satisfaction of any Claim or any judgment based on a Claim, and (iii) if Tenant shall acquire a lien on or interest in any other properties or assets of Landlord, or of any of the officers, directors, agents or employees of Landlord by judgment or otherwise, Tenant shall promptly release such lien on or interest in such other properties and assets by executing, acknowledging and delivering to Landlord an instrument to that effect prepared by Landlord's attorneys. For purposes of this subsection, (x) the term "Landlord's Estate" shall mean the estate and property of Landlord in and to the Building and the Land and (y) the term "Claim" shall mean any claim which Tenant may have against Landlord arising out of or in connection with this Lease, the relationship of Landlord and Tenant or Tenant's use of the Leased Premises.

     (d)  Consequential Damages. Notwithstanding anything to the contrary set
          ---------------------
forth in this Lease, in no event shall Landlord or Tenant be liable for consequential or special damages.

     25.  Estoppel Certificates.
          ---------------------

     Tenant agrees from time to time, within fifteen (15) days after request therefor by Landlord, to execute, acknowledge and deliver to Landlord a statement in writing certifying to Landlord, any Mortgagee, any assignee of a Mortgagee, or any purchaser, of the Building or the Land, or both, or any other Person designated by Landlord, as of the date of such statement, (a) that Tenant is in possession of the Leased Premises; (b) that this Lease is unmodified and in full force and effect (or, if there have been modifications, that this Lease is in full force and effect as modified and settling forth such modifications);
(c) whether or not there are then existing any setoffs or defenses known to Tenant against the enforcement of any right or remedy of Landlord, or any duty or obligation of Tenant, hereunder (and, if so, specifying the same in detail); (d) the dates, if any, to which any Basic Rent or Additional Charges have been paid in advance; (e) that Tenant has no knowledge of any uncured defaults on the part of Landlord under this Lease (or, if Tenant has knowledge of any such uncured defaults, specifying the same in detail); (f) that Tenant has no knowledge of any event having occurred that authorizes the termination of this Lease by Tenant (or, if Tenant has such knowledge, specifying the same in detail); and
(g) any additional facts reasonably requested by Landlord or any such Mortgagee, assignee of a Mortgagee or purchaser.

     26.  Surrender of Leased Premises.
          ----------------------------

     (a)  Possession of Leased Premises. Tenant shall, on or before the last day
          -----------------------------
of the Term, except as otherwise expressly provided elsewhere in this Lease, remove all of its property and peaceably and quietly leave, surrender and yield up to the Landlord the Leased Premises, free of subtenancies, broom clean and in good order and condition except for reasonable wear and tear, damage by fire or other casualty, or conditions requiring repair by Landlord hereunder at Landlord's expense.

     (b)  Inspection of Leased Premises. At the time Tenant surrenders the
          -----------------------------
Leased Premises at the end of the Term, or within three (3) days thereafter, Landlord and Tenant, or their respective agents, shall make an inspection of the Leased Premises and shall prepare and sign an inspection form to describe the condition of the Leased Premises at the time of surrender. The inspection form shall be conclusive of any claims made by Landlord against Tenant in connection with such surrender.

     27.  Holding Over.
          ------------

     In the event of any holding over by Tenant after expiration or termination of this Lease without the consent of Landlord, Tenant's obligations under this Lease shall continue in full force and effect during Tenant's occupancy of the Leased Premises and Tenant shall pay as holdover rental for each month of the holdover tenancy (i) an amount equal to the greater of (A) the fair market rental value of the Premises for such month or (B) (x) during each of the first two (2) months after the expiration or termination of this Lease, one hundred twenty-five percent (125%) of the Basic Rent that Tenant was obligated to pay for the month immediately preceding the end of the Term and (y) during each month thereafter for the remainder of Tenant's occupancy of the Leased Premises, one hundred fifty percent (150%) of the Basic Rent that Tenant was obligated to pay for the month immediately preceding the end of the Term and (ii) the Additional Charges payable hereunder with respect to each such month.

     No holding over by Tenant after the Term shall operate to extend the Term. Anything in this Article to the contrary notwithstanding, the acceptance of any rent paid by Tenant pursuant to this Section 27 shall not preclude Landlord from commencing and prosecuting a holdover or summary eviction proceeding, and the preceding sentence shall be deemed to be an "agreement expressly providing otherwise" within the meaning of Section 223-C of the Real Property Law of the State of New York and any successor law of like import.

     28.  Arbitration.
          -----------

     In any case in which it is provided by the terms of this Lease that any matter shall be determined by arbitration, then such arbitration shall be in accordance with the Commercial Arbitration Rules then in effect of the American Arbitration Association (the "AAA"). The arbitration proceeding shall be conducted in White Plains, New York, by one arbitrator selected jointly by the parties within ten (10) days of the dispute being submitted to the AAA or, if the parties cannot so agree, then the AAA shall appoint an arbitrator to decide the matter in accordance with the "baseball-style" arbitration rules of such association; that is, where each party hereto shall submit its position and the arbitrator shall (within twenty (20) days of such arbitrator's appointment, during which time the arbitrator shall conduct such hearings, investigations and discovery as he/she may determine appropriate), in his/her determination (which determination shall be in writing), select the position which such arbitrator believes most closely approximates the proper resolution of the dispute, such arbitrator not having, within his/her power, the ability or right to make an independent determination other than selecting one of the two submitted proposals. The termination of the arbitrator shall be conclusive and be deemed to be binding on the parties. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction with respect thereto. All direct and reasonable costs of the arbitration proceeding, including compensation of the arbitrator but excluding any compensation paid to counsel, agents, employees, and witnesses of either party, shall be borne equally by the parties or as the arbitrator shall determine.

     29.  Parking.
          -------

     Throughout the Term, Landlord agrees to lease to Tenant, and Tenant agrees to lease from Landlord without additional charge, the Parking Spaces for use by Tenant and/or its employees. Tenant agrees to use the Parking Spaces for the parking of passenger automobiles and for no other purposes. Tenant acknowledges that any parking spaces designated by Landlord as being reserved for other tenants of the Building shall not be available for Tenant's use, and Tenant agrees that it will not use, and it shall cause its Affiliates, directors, partners, employees, agents, independent contractors, licensees and invitees not to use, such reserved parking spaces.

     30.  Transfer of Landlord's Interest.
          -------------------------------

     If the original Landlord named in this Lease, or any successor to the original Landlord's interest in the Building, conveys or otherwise disposes of its interest in the Land and/or the Building, then upon such conveyance or other disposition all liabilities and obligations on the part of the original Landlord, or such successor Landlord, as Landlord under this Lease, which accrue after such conveyance or disposition shall cease and terminate and each successor Landlord shall, without further agreement, be bound by Landlord's covenants and obligations under this Lease, but only during the period of such successor Landlord's ownership of the Building. A copy of the recorded deed conveying the interest in the Building shall be satisfactory evidence of a successor Landlord's interest. In the event of a sale or other transfer of Landlord's interest in the Building, Landlord may transfer or assign the Security Deposit to Landlord's grantee or assignee, provided said grantee or assignee by written undertaking addressed to Landlord assumes all Landlord's obligations hereunder. Tenant agrees to look to such grantee or assignee solely for the return of any said Security Deposit. The provisions hereof shall apply to each and every sale or other transfer of the Building.

     31.  Leasing Commissions.
          -------------------

     Landlord and Tenant each represent and warrant to the other that, except for the Leasing Broker and the Cooperating Broker, if any, neither of them has employed or dealt with any broker or finder in carrying on the negotiations relative to this Lease. Landlord and Tenant shall each indemnify and hold harmless the other from and against any claim or claims for brokerage or other commission arising from or out of any breach of the foregoing representation and warranty. Landlord recognizes that the Leasing Broker and the Cooperating Broker, if any, are entitled to the payment of a commission for services rendered in the negotiation and obtaining of this Lease, and Landlord has agreed to pay such commission pursuant to a separate agreement. This obligation shall survive expiration or termination of this Lease.

     32.  Renewal Option.
          --------------

     (a) Provided (i) this Lease is in effect and Tenant is not in default hereunder beyond any applicable grace period, either at the time of any exercise of this option or at the time of the commencement of the applicable Renewal Term (as hereinafter defined), and (ii) Tenant shall be in occupancy of all of the Leased Premises, Tenant shall have the option to renew this Lease for two (2) consecutive five (5) year renewal terms (each a "Renewal Term") upon the same terms as in this Lease, except that (A) the Basic Rent during each Renewal Term shall be determined as provided in this Section, (B) the terms of this Lease relating to Landlord's Contribution shall not apply to such Renewal Terms and
(C) Tenant shall have no right to renew the term of this Lease for any period beyond the second Renewal. Tenant shall exercise such option, if at all, by written notice ("Tenant's Notice") to Landlord given at least eighteen (18) calendar months prior to the expiration of the Term (as the same may have been extended by any Renewal Term). Upon Landlord's receipt of Tenant's Notice, this Lease shall be automatically extended for the applicable Renewal Term with the same force and effect as if the applicable Renewal Term had been originally included in the Term, subject to the terms and conditions of this Section.

     (b) The Basic Rent for each Renewal Term shall be (i) the fair market Basic Rent for the Leased Premises, as agreed upon by Landlord and Tenant or in the absence of agreement, as determined by arbitration in accordance with the terms of Section 28, as of the commencement of the applicable Renewal Term.

     (c) Following the giving of Tenant's Notices, on a date which is not less than six (6) months prior to the expiration of the Term, Landlord shall send a notice ("Landlord's Notice") to Tenant of Landlord's estimate of the annual fair market Basic Rent for the Leased Premises during the applicable Renewal Term. If Tenant shall not accept Landlord's estimate, Landlord and Tenant shall attempt to agree on the Basic Rent to be paid during such Renewal Term. In the event that Landlord and Tenant shall not have agreed upon the Basic Rent to be paid by Tenant during the Renewal Term by the date which is three (3) months prior to the expiration of the Term, such dispute shall be submitted to arbitration in accordance with the provisions of Section 28 and this Section, and the arbitrator shall determine the annual fair market Basic Rent of the Leased Premises (taking into account the terms of this Lease relating to the payment of Additional Charges during the Renewal Term), and the Basic Rent to be paid during such Renewal Term shall be determined based upon the Arbitrator's determination, subject to the provisions of this Lease.

     (d) If, upon the commencement of any Renewal Term, the Basic Rent payable by Tenant during such Renewal Term shall not have been determined, Tenant shall, effective as the commencement of such Renewal Term, pay an amount equal to the Base Rent and Additional Charges payable by Tenant during the twelve (12) months immediately preceding the applicable Renewal Term, subject to adjustment upon determination of such Basic Rent. Upon the determination of such Basic Rent, Tenant shall promptly pay to Landlord any underpayment of Basic Rent by Tenant since the beginning of the Renewal Term and, in the event of any overpayment of such Basic Rent by Tenant since the beginning of such Renewal Term, Landlord shall pay Tenant the amount of such overpayment.

     (e) Nothing in this Section shall affect Tenant's obligation to pay Additional Charges under this Lease. During each Renewal Term, Tenant shall pay Additional Charges in accordance with the provisions of this Lease, with the Operating Expense

Base for each such Renewal Term being the Operating Expenses for the calendar year in which the Renewal Term commences and the Base Real Estate Tax Amount for each such Renewal Term being the Real Estate Taxes for the Tax Year in which the Renewal Term commences. In determining the annual fair market Basic Rent of the Premises, no value shall be allocated (by Landlord, Tenant or the arbitrator) to any Alterations made by Tenant in or to the Leased Premises, but there shall be taken into account the rental for comparable premises in comparable Buildings in the Westchester County area and the rentable area of the Leased Premises.

     (f) In the event that Tenant exercises its option in respect of a Renewal Term in accordance with this Section, the term "Term" as defined in Section 1 shall mean the Original Term as extended by such Renewal Term.

     (g) Any termination, cancellation or surrender of this Lease shall terminate any right of renewal for any remaining Renewal Term. Neither the option granted to Tenant in this Lease to renew the Term, nor the exercise of such option by Tenant, shall prevent Landlord from exercising any option or right granted or reserved to Landlord in this Lease or that Landlord may otherwise have to terminate this Lease during the Term or any Renewal Term. Any termination of this Lease shall serve to terminate any such renewal of the Term and any right of Tenant to any such renewal, whether or not Tenant shall have exercised the option to renew the Term. Any such option or right on the part of Landlord to terminate this Lease shall continue during the Renewed Term. No option granted to Tenant to renew the Term shall be deemed to give Tenant any further option to renew or extend.

     (h) Upon the determination of the Basic Rent for the Renewal Term, Landlord and Tenant, upon the demand of either of them, shall enter into a supplementary agreement in form reasonably acceptable to both, setting forth such Basic Rent.

     (i) Time shall be of the essence with respect to the exercise by Tenant of its options under this Section.

     33. Termination Option.
         ------------------

        Tenant shall have the right to terminate this Lease, effective December 14, 2006 (the "Early Termination Date"), by delivering to Landlord on or before June 14, 2005 (i) written notice of Tenant's election to exercise such right, and (ii) on or before June 14, 2006 a termination payment in the form of an irrevocable letter of credit drawn upon Bank of New York Bank (the "Bank") in the amount of Three Hundred Sixty-Five Thousand Two Hundred Seventy-Four Dollars ($365,274.00) plus one hundred percent (100%) of the Additional Charges for the period commencing on December 14, 2005 and terminating on December 14, 2006, which shall be payable to Landlord on demand on or after December 14, 2006 upon Landlord's presentation of the letter of credit to the Bank. The documentation of the aforesaid letter of credit shall be in a form reasonably satisfactory to Landlord's counsel. In the event Tenant delivers such notice and makes such termination payment, this Lease and the term and estate hereby granted (unless the same shall have expired sooner pursuant to any of the other conditions of limitation or provisions of this Lease or pursuant to law) shall terminate on December 14, 2006 with the same effect as if such date were the date hereinbefore specified for the expiration of the Term, and the Basic Rent and Additional Charges hereunder shall be apportioned as of the date of such termination. Time shall be of the essence with respect to the giving of such notice and the making of such payment.

     34.  Right of First Offer.
          --------------------

     (a) If at any time during the Term, Landlord intends to lease between five thousand (5,000) to fifteen thousand (15,000) square feet of tenant space in the Building to bona fide third-party tenants (any such space being the "Offer Space") (unless, as of the date of this Lease, Landlord shall be actively involved in ongoing negotiations with one or more prospective tenants for the initial letting of such space, in which event the right of first offer described in this Section shall not apply to the initial letting of such space to any such prospective tenants), Landlord shall give to Tenant notice thereof (the "Offer Space Notice") setting forth the material terms and conditions pursuant to which Landlord is willing to lease the Offer Space to Tenant. For the purposes of the immediately preceding sentence, the letting of certain space in the Building to Transamerica Leasing Inc. ("Transamerica") pursuant to that certain Lease Agreement dated as of February 16, 1993, by and between Landlord and Transamerica, shall not be subject to the provisions of this Section 34(a). The Offer Space Notice shall set forth (i) a specific description of the Offer Space, the commencement date of the proposed letting (the "Offer Space Lease Commencement Date") and the expiration date of the proposed letting (the "Offer Space Lease Expiration Date"), (ii) the Basic Rent payable during the Offer Space Term (as hereinafter defined), (iii) any material Additional Charges payable with respect to the Offer Space, including, without limitation, any additional rent related to increases in real estate taxes or operating expenses for the Building, increases in any price index or wage or labor rate, and any spinkler or water charges, (iv) the amount of any rent abatement and construction reimbursement; and (v) any other terms and conditions which Landlord deems material. Provided that at the time of the giving of the Offer Space Notice and the Exercise Notice (as hereinafter defined), this Lease shall be in full force and effect and no Event of Default shall have occurred and be continuing hereunder, Tenant shall have the option (the "Offer Space option"), during the ten (10) day period commencing on the date that Landlord gives the Offer Space Notice to Tenant, to lease the Offer Space from Landlord, for the period (the "Offer Space Term") commencing on the Offer Space Lease Commencement Date and expiring on the Offer Space Lease Expiration Date, by giving Landlord notice thereof (the "Exercise Notice") on or before the last day of such ten
(10)
day period (which last day is herein referred to as the "Exercise Notice Date"). Any such notice that amends, modifies or supplements the terms set forth in the Offer Space Notice shall not be deemed an Exercise Notice. The Offer Space Option shall be subject to, and governed by, the terms, covenants and conditions contained in the balance of this Section.

     (b) Except as otherwise expressly provided in Section (e) below, if Tenant fails to give the Exercise Notice to Landlord on or before the Exercise Notice Date, or if Tenant fails to duly execute and deliver to Landlord a lease agreement (the "Offer Space Lease") with respect to the Offer Space, prepared by Landlord and in the form and content set forth in Section (c) below, within ten
(10) days after Landlord delivers counterparts of the offer Space Lease to Tenant, then the Offer Space Option (only with respect to the specific Offer Space that is the subject of such Offer Space Notice) shall be deemed revoked, null and void, and of no further force or effect.

     (c) If Tenant shall send the Exercise Notice to Landlord on or before the Exercise Notice Date and in the manner set forth in Section (a) hereof, the parties hereto shall enter into the Offer Space Lease, which Offer Space Lease shall contain all of the same terms, covenants and conditions contained in this Lease, except that:

         (i) Those terms and conditions set forth in the Offer Space Notice that are expressly different than the corresponding provisions in this Lease shall supersede and replace such corresponding provisions, or shall modify such corresponding provisions accordingly; and

         (ii) Those terms and conditions set forth in the Offer Space Notice that are in addition to the terms and conditions of this Lease shall be added to the Offer Space Lease.

     (d) Except as otherwise provided in Section 34(a), the Offer Space Option shall apply only after the first letting of the Offer Space after the date hereof. Except as otherwise expressly provided in Section (e) below, if Landlord gives to Tenant the Offer Space Notice and (i) Tenant fails to give the Exercise Notice to Landlord on or before the Exercise Notice Date, or (ii) Tenant fails to duly execute and deliver to Landlord the Offer Space Lease within ten (10) days after Landlord delivers counterparts thereof to Tenant, or (iii) if at the time of the giving of the Offer Space Notice or the Exercise Notice, this Lease shall not be in full force and effect or an Event of Default shall have occurred and be continuing hereunder, then, in any of such events, the Offer Space Option shall be deemed revoked, null and void, and of no further force or effect, but only with respect to the Offer Space that is the subject of such Offer Space Option.

     (e) If Landlord gives to Tenant the Offer Space Notice and if Tenant fails to give the Exercise Notice to Landlord on or before the Exercise Notice Date, and thereafter Landlord intends to lease the Offer Space to a bone fide third party tenant on terms and conditions that are materially more favorable to such bona fide third party than the terms and conditions set forth in the Offer Space Notice (i.e., less than ninety percent (90%) of the net present value of the financial terms offered in the Offer Space Notice), then, subject to, and in accordance with, the provisions of this Section, Landlord shall give to Tenant an Offer Space Notice, and Tenant shall have an additional Offer Space Option, as set forth above, except that the Offer Space Notice shall set forth such new terms and conditions.

     (f) Time is of the essence with respect to the giving of the Exercise Notice and the execution of the Offer Space Lease. In the event Tenant fails to exercise the Offer Space Option or, pursuant to subsection (b) hereof, shall be deemed to have waived the Offer Space Option, Tenant shall confirm such waiver in writing within five (5) days of Landlord's request for such a confirmation.

     (g) Notwithstanding anything to the contrary stated herein, Landlord agrees that, in any event, it will give to Tenant at least one Offer Space Notice between the fourth anniversary and the sixth anniversary of the Lease Commencement Date for an Offer Space on the first floor of the Building, containing between four thousand (4000) and six thousand (6000) rentable square feet of space. Said Offer Space Option shall be subject to, and governed by, the terms, covenants and conditions set forth in this Section; provided, however, that this commitment shall supersede any arrangement Landlord may have with any other tenant or prospective tenant in the Building.

     35.  General Provisions.
          ------------------

     (a)  Binding Effect. The terms contained in this Lease shall be binding
          --------------
upon, and shall inure to the benefit of, the parties hereto and, subject to the provisions of Section 15, each of their respective legal representatives, successors and assigns.

     (b)  Governing Law. It is the intention of the parties hereto that this
          -------------
Lease shall be construed and enforced in accordance with the laws of the jurisdiction in which the Building is located.

     (c)  Waivers. No failure by Landlord or Tenant to insist upon the strict
          -------
performance of any term of this Lease or to exercise any right or remedy consequent upon a breach thereof, and no acceptance by Landlord of full or partial rent during the continuance of any such breach by Tenant, shall constitute a waiver of any such breach or of any such term. No term of this Lease to be kept, observed or performed by Landlord or by Tenant, and no breach thereof, shall be waived, altered or modified except by a written instrument executed by Landlord or by Tenant, as the case may be. No waiver of any breach shall affect or alter this Lease, but each and every term of this Lease shall continue in full force and effect with respect to any other then existing or subsequent breach thereof.

     (d)  Notices. Every notice, request, consent, approval or other
          -------
communication (hereafter in this subsection collectively referred to as "notices" and singly referred to as a "notice") which Landlord or Tenant is required or permitted to give to the other pursuant to this Lease shall be in writing and shall be delivered personally or by overnight courier service or shall be sent by certified or registered mail, return receipt requested, first-class postage prepaid, if to Landlord, at Landlord's Notice Address, or if to Tenant, at Tenant's Notice Address, or at any other address designated by either party by notice to the other party pursuant to this subsection. Any notice delivered to a party's designated address by (i) personal delivery, (ii) recognized overnight national courier service, or (iii) registered or certified mail, return receipt requested, shall be deemed to have been received by such party at the time the notice is delivered to such party's designated address. Confirmation by the courier delivering any notice given pursuant to this subsection shall be conclusive evidence of receipt of such notice. Landlord and Tenant each agree that it will not refuse or reject delivery of any notice given hereunder, that it will acknowledge, in writing, receipt of the same upon request by the other party and that any notice rejected or refused by it shall be deemed for all purposes of this Lease to have been received by the rejecting party on the date so refused or rejected, as conclusively established by the records of the United States Postal Service or the courier service. Any notice required to be given within a stated period of time which is sent by certified or registered mail shall be considered timely if postmarked before midnight of the last day of such period.

     (e)  Entire Agreement. This Lease contains the final and entire agreement
          ----------------
between said parties, and they shall not be bound by any terms, statements, conditions or representations, oral or written, express or implied, not contained in this Lease. However, the terms of this Lease shall be modified, if so required, for the purpose of complying with or fulfilling the requirements of any Mortgagee secured by a first Mortgage that may hereafter become a lien on the Building, provided, however, that such modification shall not result in a change, other than a de minimis change, in any of the rights of Tenant hereunder, nor impose on Tenant any additional financial obligations or liabilities.

     (f)  Jury Trial. Landlord and Tenant each hereby waives all right to trial
          ----------
by jury in any claim, action, proceeding or counterclaim by either Landlord or Tenant against the other (except for personal injury or property damage) on any matters arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant and/or Tenant's use or occupancy of the Leased Premises.

     (g)  Venue. Tenant hereby waives any objection to the venue of any action
          -----
filed by Landlord against Tenant in any state or federal court in the jurisdiction in which the Building is located, and Tenant further waives any right, claim or power, under the doctrine of forum non conveniens or otherwise, to transfer any such action filed by Landlord to any other court.

     (h)  Corporate Authority. Tenant hereby represents and warrants that: (i)
          -------------------
Tenant is a duly organized corporation in good standing under the laws of the jurisdiction of the State of New York; (ii) Tenant is qualified to do business in good standing in the jurisdiction in which the Building is located; (iii) Tenant has the power and authority to enter into this Lease; and (iv) all corporate action requisite to authorize Tenant to enter into this Lease has been duly taken.

     (i)  Invalidity. If any provision of this Lease shall be invalid, illegal
          ----------
or unenforceable, the validity, legality and enforceability of the remaining provisions shall not be affected thereby.

     (j)  Captions. The captions in this Lease are for convenience only and
          --------
shall not affect the interpretation of the provisions hereof.

     (k)  Overtime. Landlord shall use reasonable efforts, in exercising its
          --------
rights under Section 4 and subsections 5(f), 5(h), 5(i), 6(g), 23(a) and 23(c) hereof and in fulfilling its obligations set forth in subsections 7(b), 9(g), 13(a) and 23(a) hereof, to minimize any inconvenience or annoyance to Tenant or any interference with the conduct of Tenant's business in the Leased Premises, provided, however, that except in cases of emergency or where conditions threatening life or limb exist, where Landlord shall act reasonably in employing labor at overtime or other premium pay rates, Landlord shall be under no obligation to employ labor at overtime or other premium pay rates in order to do so. Notwithstanding the foregoing, in the event Tenant requests that Landlord employ labor at overtime or other premium pay rates in connection with Landlord's exercise of such rights or in fulfilling such obligations, Landlord shall use reasonable efforts to do so, provided, however, that Tenant shall be responsible for, and shall pay to Landlord within thirty (30) days of Landlord's delivery to Tenant of an invoice therefor, the difference between the costs incurred by Landlord to employ such labor at overtime or other premium rates and the costs Landlord would have incurred to employ such labor during regular business hours at non-overtime or other premium rates.

     (1)  No Partnership. This Lease is not intended to create a partnership or
          --------------
joint venture between Landlord and Tenant in the conduct of their respective businesses.



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

     (m)  Counterparts. This Lease may be executed in several counterparts, each
          ------------
of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     (n)  Authority. If Tenant is a corporation, partnership or other legal
          ---------
entity, the individual who executes and delivers this Lease on behalf of Tenant represents and warrants to Landlord that he or she is duly authorized to do so.

     (o)  No Offer. The submission of an unsigned counterpart of this Lease to
          --------
Tenant shall not constitute an offer or option to lease the Leased Premises. This Lease shall become effective and binding only upon the execution and delivery by Landlord and Tenant

     (p)  Survival. Tenant's obligations under Sections 3(b), 3(e), 3(f), 3(g),
          --------
6(d), 6(e), 9(d), 9(e), 9(f), 11(e), 14(b), 16(c), 16(d), 19, 21, 24(c), 26, 27
and 31 shall survive for a period of two (2) years the expiration of the Term or the earlier termination of this Lease.

     IN WITNESS WHEREOF, Landlord and Tenant have caused this Lease to be signed by a duly authorized representative as of the day and year first above written.



                                    NESTLE USA, INC.

                                    By: /s/ Kenneth L. Jalen
                                       --------------------------------------

                                    Name:   KENNETH L. JALEN
                                         ------------------------------------

                                    Title:  V.P. CORPORATE ACCOUNTING
                                          -----------------------------------



                                    TRIMARK SECURITIES

                                    By: /s/ Steven Steinman
                                       --------------------------------------

                                    Name:   STEVEN STEINMAN
                                         ------------------------------------

                                    Title:  CHIEF EXECUTIVE OFFICER
                                          -----------------------------------



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